UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2012

Select Satellite Funds
Absolute Return Tracker
Commodity Strategy
Dynamic Allocation
Managed Futures Strategy
International Real Estate Securities
Real Estate Securities

Goldman Sachs Select Satellite Funds

■	ABSOLUTE RETURN TRACKER

■	COMMODITY STRATEGY

■	DYNAMIC ALLOCATION

■	MANAGED FUTURES STRATEGY

■	INTERNATIONAL REAL ESTATE SECURITIES

■	REAL ESTATE SECURITIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	42

Financial Statements	60

Financial Highlights	66

Notes to Financial Statements	78

Report of Independent Registered Public Accounting Firm	103

Other Information	104

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SELECT SATELLITE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Absolute Return Tracker Fund seeks to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. The Investment Adviser selects the Fund’s investments using a quantitative algorithm (or methodology) that seeks to identify the beta component of hedge fund return (the portion of returns derived from exposure to sources of market risk). The Fund intends to invest in securities and other financial instruments that provide short or long exposure to the market factors that represent these sources of market risk and returns. From time to time, regulatory constraints or other considerations may prevent the Fund from replicating the returns of the market factors. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The Fund may also hold significant amounts of U.S. Treasury or short-term instruments. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Foreign and emerging markets securities may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with short selling of securities, which involves leverage of the Fund’s assets and presents various other risks. The Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. The Fund is not appropriate for all investors. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Commodity Strategy Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked swaps (which may include total return swaps). The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivates result in leverage, which can make the Fund more volatile. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The Fund may hold significant amounts of U.S. Treasury or short-term investments. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default, liquidity, interest rate, call and extension risk. The Fund’s investments in mortgage-backed securities are subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. The Fund may also invest in foreign securities, which may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

The Goldman Sachs Dynamic Allocation Fund invests primarily in exchange-traded funds (“ETFs”) and derivative instruments, including futures and swaps, that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Derivative investments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives result in leverage, which can make the Fund more volatile. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The Fund may also hold significant amounts of U.S. Treasury or short-term instruments. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit/default, liquidity, interest rate, call and extension risk. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund may also invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Managed Futures Strategy Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income, currencies, and commodities, to seek long-term absolute return. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default, liquidity, interest rate, call, and extension risk. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Managed futures strategies have historically offered the potential for stronger performance in extreme bull and bear markets and weaker performance in range-bound and sharply reversing markets. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuation and adverse economic or political developments. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative investments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The Fund’s borrowing and use of derivatives may result in leverage, which can make the Fund more volatile. The tax treatment of commodity-linked derivative instruments may be adversely affected by future legislation or regulatory developments. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

The Goldman Sachs International Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Foreign and emerging markets securities may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

Effective April 2, 2012, the Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. Effective the same date, the Fund’s investment strategies changed accordingly to reflect that the Fund no longer seeks to track the Goldman Sachs Absolute Return Tracker Index (the “GS-ART Index”). Consistent with the Fund’s investment objective, the Fund continues to seek to replicate the investment returns of hedge fund betas (that is, that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill). Prior to April 2, 2012, the Fund’s investment objective was to seek to achieve investment results that approximated the performance of the GS-ART Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 2.30%, 1.55%, 2.72%, 2.51% and 1.98%, respectively. These returns compare to the 3.52% average annual total returns of the Fund’s benchmark, the HFRX Global Hedge Fund Index[1], during the same time period. The Fund’s prior benchmark, the GS-ART Index, returned 3.94% during the Reporting Period.

Q	Were there any changes made to the Fund during the Reporting Period?

A	Effective April 2, 2012, the GS-ART Index was no longer a benchmark index for the Fund, and the Fund’s sole benchmark became the HFRX Global Hedge Fund Index.[1] The Fund’s investment objective and strategies also changed effective April 2, 2012, as described in the box above.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, overall generated positive absolute returns during the Reporting Period.

U.S. and international equity markets reacted positively during the first quarter of 2012 to the European Central Bank’s long-term refinancing operation (“LTRO”), which was designed as a stop-gap measure to lend more money to a larger amount of financial institutions in the European region. It was during these first three months of the Reporting Period that the majority of the returns in the equity markets was generated. Some negative U.S. and European economic data during the summer of 2012 caused a pullback in the global equity markets and a decline in U.S. Treasury yields, though yields finished 2012 relatively flat. Precious metals generated positive returns during the Reporting Period, as investors continued to favor these hard asset commodities based on accommodative monetary policy flooding the world with U.S. dollars and on long-term inflationary concerns.
[1]	The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe that hedge funds derive a large portion of their returns from exposure to sources of market risk, such as equity, fixed income and commodity asset classes, rather than manager skill. (The component of hedge fund return that is attributable to market risk exposure, rather than manager skill, is referred to as the “beta” component.) We selected the Fund’s investments using a quantitative algorithm (or methodology) that seeks to identify the beta component of hedge fund returns and gain exposure to these sources of market risk and their related returns. The Fund invests in securities and other financial instruments that provide short or long exposure to market factors that represent these sources of market risk and return (the “Component Market Factors”). The Component Market Factors include but are not limited to U.S. and non-U.S. equity indices (“Equities”); fixed income indices (“Fixed Income”); credit indices (“Credit”); commodity indices (“Commodities”); volatility indices (“Volatility”); and emerging markets exchange-traded funds (“ETFs”).

During the Reporting Period, Equities were the primary driver of performance. Positioning in Commodities also contributed positively to the Fund’s absolute returns during the Reporting Period. Positioning in Fixed Income detracted modestly.

Q	How was the Fund positioned within the Equities category during the Reporting Period?

A	Throughout the Reporting Period, the Fund maintained a net long exposure to global equities. Such positioning in both U.S. and international equities contributed positively to the Fund’s results overall.

Q	How did developments within the Fixed Income category affect the Fund’s absolute return?

A	With macroeconomic and world events causing market uncertainty, 10-year U.S. Treasury yields fell approximately 11 basis points (a basis point is 1/100th of a percentage point) during the Reporting Period. However, the Fund maintained its net short position in the 10-year U.S. Treasury throughout the Reporting Period, and thus such positioning detracted from the Fund’s absolute return. Please note that a short exposure to this Component Market Factor of the Fund usually generates negative results when 10-year Treasury notes rally and their yields decline and vice versa.

Q	Was the Fund positioned net long or short in the Commodities category during the Reporting Period?

A	The Fund held a net long exposure in the Commodities category during the Reporting Period via a position in precious metals (via commodity index-linked structured notes), as measured by the S&P GSCI® Precious Metals Index. The Fund’s exposure to precious metals contributed positively to its performance, as the S&P GSCI® Precious Metals Index posted a gain of 6.21% for the Reporting Period. Precious metals’ strong performance can be attributed primarily to continued global monetary policy stimulus, heightened investor uncertainty and increasing investment demand despite lesser interest from India and China. During the Reporting Period, gold bullion prices gained 6.96%, to close on December 31, 2012 at $1,675.80 per ounce. Silver, platinum and palladium prices rose 8.24%, 9.87% and 7.52%, respectively.

Q	How did other Component Market Factors affect the Fund’s results?

A	Other Component Market Factors, including Credit and Volatility, have not been statistically significant factors in explaining hedge fund performance for some time now. As a result, they were not part of the Fund during the Reporting Period.

Q	Was the Fund invested in any other asset classes during the Reporting Period?

A	The Fund had exposure through much of the Reporting Period to emerging market equities via an ETF. The ETF had positive performance, so it contributed to the absolute returns of the Fund. The Fund also had a net long exposure to cash throughout the Reporting Period. Given that interest rates were anchored at extremely low levels, such positioning contributed modestly but positively to the Fund’s performance.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, and the 10-year U.S. Treasury Index. The Fund used commodity index-linked structured notes to gain exposure to the S&P GSCI® Precious Metals Index. The Fund used currency forward contracts to gain exposure to select currencies of non-U.S. developed markets, including the pound, euro and yen. Also, toward the end of the third quarter of 2012, the Fund changed the vehicle it used to gain exposure to emerging market equities from the Vanguard MSCI Emerging Markets exchange traded fund (“ETF”) to a swap.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	As described earlier, the Fund’s investment strategy changed effective April 2, 2012. Within the Fund’s portfolio, the Fund’s exposure to Equities gradually increased during the Reporting Period overall. Fixed Income exposure also increased gradually during the first few months of 2012 but then came back down to the levels of year-end 2011 by the end of the Reporting Period. Precious metals exposure remained fairly consistent throughout the Reporting Period, though ended December 2012 slightly above where it ended 2011. Each of these changes was modest and made as a result of our analysis of the hedge fund industry’s returns. No active decisions were made based on any economic or financial market outlooks. Toward the end of the Reporting Period, we switched the way the Fund gained exposure to emerging market equities from an ETF to a swap.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was positioned long in Equities and Commodities (precious metals) and short in Fixed Income. The Fund also had a net long position in cash at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy going forward?

A	As mentioned earlier, several changes were made to the Fund effective April 2, 2012, including its investment objective, investment strategies and benchmark index. That said, it is important to note that the Fund’s portfolio management team and overall strategy of seeking results that approximate the returns and risk patterns of a diversified universe of hedge funds remained the same as does the algorithm used to manage the Fund. We view the changes to the Fund as minor relative to the overall strategy of the Fund and believe changes that have been made should enable the algorithm to be managed even more effectively, with greater latitude to respond to market movements and with greater flexibility to expand some of the Component Market Factors we analyze and to make potential enhancements to the algorithm we use.

FUND BASICS

Absolute Return Tracker Fund

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012– December 31, 2012	Fund Total Return (based on NAV)[1]	HFRX Global Hedge Fund Index[2]	Goldman Sachs Absolute Return Tracker Index[3]
Class A	2.30%	3.52%	3.94%
Class C	1.55	3.52	3.94
Institutional	2.72	3.52	3.94
Class IR	2.51	3.52	3.94
Class R	1.98	3.52	3.94

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

[3]	Effective April 2, 2012, the Fund’s only performance benchmark is the HFRX Global Hedge Fund Index. The Investment Adviser believes that the HFRX Global Hedge Fund Index will be a more appropriate benchmark against which to measure the performance of the Fund. The GS-ART Index is no longer a performance benchmark index for the Fund.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/12	One Year	Since Inception	Inception Date
Class A	-3.29%	-3.05%	5/30/08
Class C	0.55	-2.58	5/30/08
Institutional	2.72	-1.46	5/30/08
Class IR	2.51	-1.61	5/30/08
Class R	1.98	-2.10	5/30/08

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.58%	1.61%
Class C	2.33	2.36
Institutional	1.18	1.21
Class IR	1.33	1.36
Class R	1.83	1.86

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 2, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATIONS[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-term investments represent investments in repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Underlying sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above.

[7]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Performance Summary

December 31, 2012

The following graph shows the value as of December 31, 2012, of a $10,000 investment made on May 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Goldman Sachs Absolute Return Tracker Index and the HFRX Global Hedge Fund Index, is shown. In the Investment Adviser’s opinion, the HFRX Global Hedge Fund Index is a more appropriate benchmark against which to measure the performance of the Fund given that, also in the Investment Adviser’s opinion, the HFRX Global Hedge Fund Index is more liquid and investable than the Dow Jones Credit Suisse AllHedge Index. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Absolute Retrun Tracker Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 30, 2008 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Since Inception
Class A (Commenced May 30, 2008)
Excluding sales charges	2.30%	-1.85%
Including sales charges	-3.29%	-3.05%

Class C (Commenced May 30, 2008)
Excluding contingent deferred sales charges	1.55%	-2.58%
Including contingent deferred sales charges	0.55%	-2.58%

Institutional (Commenced May 30, 2008)	2.72%	-1.46%

Class IR (Commenced May 30, 2008)	2.51%	-1.61%

Class R (Commenced May 30, 2008)	1.98%	-2.10%

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked swaps (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

■	Provides exposure to the commodity markets without direct investment in physical commodities

■	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -1.91%, -2.64%, -1.57%, -1.81% and -2.14%, respectively. These returns compare to the 0.08% average annual total return of the Fund’s benchmark, the S&P GSCI® (Goldman Sachs Commodity Index) (the “GSCI®”) during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets, as measured by the GSCI®, ended 2012 relatively flat, though were often impacted throughout the Reporting Period by a diverse set of macroeconomic factors that resulted in choppy performance. The muted performance of the commodity markets, as measured by the GSCI®, coincided with a 15.96% gain in the S&P® 500 Index, a common measure for the broad U.S. equity market.

Commodities markets started the Reporting Period on a constructive note, helped by a global trend of improving economic data. In the U.S., for example, manufacturing activity accelerated and the unemployment rate fell faster than anticipated. Despite this favorable economic backdrop, fairly persistent concerns about the ongoing Eurozone sovereign credit and banking system turmoil provided somewhat of an offset to supportive economic growth and labor market data.

The generally positive trend for risk assets, including commodities, reversed during the second calendar quarter. Global economic data weakened, and concerns mounted about heavy losses in Spain’s banking sector and the possibility of Greece exiting the Eurozone. May was the toughest month in 2012 for risk assets, with commodity markets falling sharply along with the broad equity markets. However, investor risk appetite began to recover in June, as a second round of Greek elections reaffirmed the country’s commitment to austerity, and European Union leaders reached broad consensus on a recapitalization of Spanish banks. U.S. economic data also began to improve again, particularly in the housing sector. For instance, the Case-Shiller index for home prices established a clear upward trend. Labor market data also started beating expectations again.

Early in the third quarter of 2012, U.S. Treasury and German government bond rates (referred to as “bunds”) traded around record lows — 1.39% for the 10-year U.S. Treasury bond and 1.17% for the German 10-year bund — on mounting expectations for further monetary stimulus. Central banks delivered on these expectations. In July, the European Central Bank (“ECB”) cut its main interest rate to 0.75% and its deposit rate to zero. In September, the ECB pledged to purchase potentially unlimited amounts of distressed government bonds in secondary markets as needed. The U.S. Federal Reserve (the “Fed”) announced open-ended purchases of agency mortgage-backed securities in a third round of quantitative easing, dubbed QE3, and extended the likely period of low short-term interest rates from mid-2014 to at least mid-2015. Combined with supportive economic data, the third calendar quarter was the best quarter of 2012 for commodities, with the GSCI® advancing 11.5%.

Headwinds for commodities and other risk assets re-emerged at the outset of the fourth quarter of 2012 in the run-up to the November U.S. presidential election and mounting uncertainty about the “fiscal cliff,” even as U.S. unemployment dropped to 7.8% by year end. A poor month of October for commodities drove a -3.3% return for the GSCI® for the fourth quarter overall.

PORTFOLIO RESULTS

Q	Which commodity subsectors were strongest during the Reporting Period?

A	The agriculture component of the GSCI® was the strongest subsector during the Reporting Period, posting a gain of 6.46%. Surprisingly hot and dry weather in the U.S. Midwest caused significant damage to crops, leading to outperformance of the subsector. Soybeans, as measured by the S&P GSCI® Soybean Index, were up 23.96%, while wheat and corn, as measured by the S&P GSCI® Wheat Index and S&P GSCI® Corn Index, respectively, gained 9.77% and 19.01%, respectively. However, sugar and cotton performed poorly, as measured by the 12.95% and 12.73% respective declines in the S&P GSCI® Sugar Index and S&P GSCI® Cotton Index during the Reporting Period. Sugar prices declined on increased sugar production in Brazil and India. Cotton prices were under pressure by ample U.S. production and decreased demand, most notably from China.

Precious metals ended the Reporting Period as the second best-performing subsector, with the S&P GSCI® Precious Metals Index up 6.21%. Concerns over sovereign creditworthiness, particularly in Europe, and easy central bank policies on concerns around weak economic growth drove gold prices 6.96% higher, to close on December 31, 2012 at $1,675.80 per ounce. Silver prices rallied 8.24% to end the year at $30.17 per troy ounce. (Easy central bank policies are generally considered those central bank policies designed to stimulate economic growth by lowering short-term interest rates, making money less expensive to borrow. Sometimes such policies are called accommodative monetary policies.)

Q	Which commodity subsectors were weakest during the Reporting Period?

A	The energy subsector was the weakest during the Reporting Period, with the S&P GSCI® Energy Index up just 0.08%. Energy is the heaviest weighting in the GSCI®, comprising 68.96% of the GSCI® at the end of December. As measured by the commodity sub-indices within the GSCI®, the Natural Gas Index was down 25.36%. Milder than normal temperatures during the winter left record natural gas volumes in storage causing natural gas prices to plunge by 28.87% in the first quarter of 2012. Natural gas prices then rebounded somewhat over the remainder of the year, as demand for electricity increased due to hot weather in the U.S. and increased coal-to-gas switching by utilities. Both of these factors resulted in lower than expected inventory builds, lessening the probability of storage capacity issues.

For crude oil, there was a notable diversion between the prices of West Texas Intermediate (“WTI”) crude oil and Brent crude oil. During the Reporting Period, WTI crude oil, which is the domestic benchmark for crude oil, was down 11.52%, as measured by the S&P GSCI® Crude Oil Index, while Brent crude oil, which is a more representative global benchmark for crude oil, was up 8.69%, as measured by the S&P GSCI® Brent Crude Index. Persistent high oil inventories in mid-continent U.S., specifically at Cushing, Oklahoma, which is the delivery point for the New York Mercantile Exchange (“NYMEX”) WTI futures contract, drove WTI crude oil prices lower. Increased production flowing to the Midwest from Canada and North Dakota more than offset flows out of the Midwest to the Gulf Coast. On the other hand, Brent crude oil prices trended higher during the Reporting Period, as declining supply from Iran as a result of sanctions and supply disruptions in the North Sea offset the impact of additional production from Saudi Arabia. The divergence between the two crude oil benchmarks remained wide, with WTI crude oil trading at a $19 per barrel discount to Brent crude oil at the end of 2012.

The industrial metals subsector generated mixed results during the Reporting Period, with the S&P GSCI® Industrial Metals Index up 1.37% during the Reporting Period. Nickel and aluminum were the leading detractors in the subsector, down 10.13% and 3.60%, respectively, while copper was up 4.32%, each as measured by the sub-indices within the S&P GSCI® Industrial Metals Index. Copper prices were driven higher by optimism around economic growth, particularly that of China. However, nickel prices were weighed down by higher inventories and significant global surplus.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generated returns that underperformed the benchmark index due primarily to our enhanced roll-timing strategies via exposure to commodity index-linked swaps. We employ an approach whereby we do not take active views on individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

PORTFOLIO RESULTS

Q	How did the Fund’s enhanced roll-timing strategies impact performance during the Reporting Period?

A	Our enhanced roll-timing strategies detracted from the Fund’s performance via exposure to commodity index swaps.

We often implement commodity roll-timing strategies by deviating from the GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near- month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the GSCI® roll. Roll-timing strategies employed may include 1) alternative roll date modifications, which avoid the market impact of plain vanilla GSCI® rolls during business days 5 to 9; 2) forward exposure roll modifications, which avoid the market impact of plain vanilla GSCI® rolls and move exposure out the curve to mitigate the returns impact often associated with persistent contango; and 3) seasonal roll modifications, which take advantage of seasonal relationships in commodity markets to increase returns. During most of the Reporting Period, we employed a forward roll-timing strategy that rolled commodity exposures underlying the GSCI® a few months out on the futures curve instead of rolling at the very front of the futures curve. In September, we moved the Fund’s WTI crude oil and natural gas position to six months forward with the remaining commodities that make up the GSCI® in the same contract month as the benchmark index.

Deferred positioning in agriculture during the summer of 2012 was the primary detractor from the Fund’s relative performance, as nearby grain prices rallied on the back of surprisingly hot and dry weather in the U.S. growing region. The bulk of this strong performance by grains came in July, with corn, wheat and soybean prices up 12.45%, 22.10% and 5.83%, respectively, for the month. Also hurting the Fund’s performance were declining inventories of “old crop” corn, that is, corn that has been harvested from last season and now held in storage, which led the front of the corn curve to outperform the Fund’s position in “next crop” corn, which is corn not yet harvested.

The Fund’s deferred positioning in gasoline also detracted from its relative performance, as the S&P GSCI® Unleaded Gasoline Index rallied 29.58% during the Reporting Period, as refinery outages combined with demand during the summer driving season brought inventories down. Inventories, moving aggressively lower, drove prices higher during the third calendar quarter. The gasoline futures curve rallied, meaning nearby futures outperformed longer-dated futures, leading the Fund’s deferred futures position to underperform.

Conversely, deferred positioning within WTI crude oil was the main positive contributor to Fund performance during the Reporting Period. Nearby WTI crude futures contracts underperformed longer-dated contracts, which benefited the Fund’s deferred position relative to the GSCI®, as inventory levels continued to build at the NYMEX WTI futures contract delivery point, Cushing, Oklahoma. Increased production flowing to the Midwest from Canada, North Dakota and Texas more than offset flows out of the Midwest to the Gulf Coast, creating a supply glut in the U.S mid-continent.

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation.

Holdings in mortgage-backed securities performed the strongest, as they rallied on the Fed’s continued commitment to engage in open-ended purchases of mortgage debt, as it seeks to boost economic growth and reduce unemployment. The cash allocation also added to Fund performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our enhanced roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures and interest rate swaps.

PORTFOLIO RESULTS

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	The Fund continued to hold exposure to the commodities markets primarily in the form of swaps linked to the GSCI®. In mid-January 2012, the Fund moved its exposure to commodities markets three months out on the futures curve versus the benchmark index for all of the commodities that comprise the GSCI®.

In June 2012, we retained in the Fund a three-month forward position in most commodities underlying the GSCI®, but moved Brent crude oil and U.S. natural gas back to the front of the curve based on a more bullish fundamental outlook for the curve shapes of Brent crude oil and natural gas.

In August and September 2012, we reduced the Fund’s deferred positioning in most commodities and positioned the portfolio six months deferred in WTI crude oil and natural gas, with the remaining commodities in the same contract as the GSCI®. We held this deferred WTI position primarily based on our view that deferred WTI futures contracts would outperform nearby contracts. In turn, our view was based on the expectation that inventory levels would rise in mid- continent U.S. and most particularly at the delivery point for WTI crude oil, Cushing, Oklahoma, and create a persistent inventory overhang. This was reflected in the shape of the WTI crude oil curve, which was in contango. (Contango is defined as a common market condition in which futures prices get progressively higher in the distant delivery months, often reflecting carrying costs.) The natural gas curve was also in contango, as a result of inventory overhang from ongoing gas supply from shale rock formation. We held the view that such contango would persist in the near term, weighing on the front of the curve relative to deferred contracts.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund’s overall commodity positioning was generally in line with the weightings of the GSCI®. The Fund, at the end of the Reporting Period, held exposure to the commodities underlying the GSCI® through customized swaps in the Subsidiary, with natural gas and WTI crude oil six months deferred and the remaining commodities in the same contract months as the GSCI®. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures, that provide exposure to the performance of the commodity markets.)

The	cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

Q	What is the Fund’s view and strategy going forward?

A	We expect macroeconomic conditions to improve in 2013, with stronger than expected economic data driving the most industrially-geared commodities. Indeed, we expect commodity markets broadly to be driven by a healthier mix of macroeconomic data and bottom-up fundamentals. At the end of the Reporting Period, bottom-up fundamentals in a number of commodity markets remained attractive, in our view. We believe longer-term fundamentals in crude oil, for example, should be supportive of higher prices. On the supply side, OPEC spare capacity is dwindling, and recent increases in Saudi Arabian output are unlikely, we think, to be sustained through 2013. Oil prices at the end of the Reporting Period were also not high enough to encourage production in the higher cost oil plays, or operations, throughout the world. On the demand side for oil, we expect the emerging and growth markets to continue to drive growth. In industrial metals, we believe prices should benefit from healthy global demand.

FUND BASICS

Commodity Strategy Fund

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012–December 31, 2012	Fund Total Return (based on NAV)[1]	S&P GSCI[2]
Class A	-1.91%	0.08%
Class C	-2.64	0.08
Institutional	-1.57	0.08
Class IR	-1.81	0.08
Class R	-2.14	0.08

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P GSCI is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the GSCI on the basis of liquidity and are weighted by their respective world production quantities. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Since Inception	Inception Date
Class A	-6.35%	-9.72%	-4.97%	3/30/07
Class C	-3.61	-9.58	-4.93	3/30/07
Institutional	-1.57	-8.67	-3.93	3/30/07
Class IR	-1.81	-8.62	-7.48	11/30/07
Class R	-2.14	-9.08	-7.94	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns .

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.10%
Class C	1.71	1.85
Institutional	0.62	0.76
Class IR	0.71	0.85
Class R	1.21	1.35

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 2, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATIONS[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent investment in investment companies other than those that are exchange traded. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[7]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[8]	“Government Guarantee Obligations” were guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and were backed by the full faith and credit of the United States.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Performance Summary

December 31, 2012

The following graph shows the value as of December 31, 2012, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P GSCITM Commodity Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Commodity Strategy Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 30, 2007 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	-1.91%	-8.88%	-4.21%
Including sales charges	-6.35%	-9.72%	-4.97%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	-2.64%	-9.58%	-4.93%
Including contingent deferred sales charges	-3.61%	-9.58%	-4.93%

Institutional (Commenced March 30, 2007)	-1.57%	-8.67%	-3.93%

Class IR (Commenced November 30, 2007)	-1.81%	-8.62%	-7.48%

Class R (Commenced November 30, 2007)	-2.14%	-9.08%	-7.94%

PORTFOLIO RESULTS

Goldman Sachs Dynamic Allocation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Dynamic Allocation Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 7.66%, 6.86%, 8.06%, 7.89% and 7.48%, respectively. These returns compare to the 0.31%, 12.48% and 2.60% average annual total returns of the Fund’s benchmarks, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), Standard & Poor’s 500 Index (with dividends reinvested) (the “S&P 500 Index”) and the Barclays U.S. Aggregate Bond Index, respectively, during the same time period.

A blended composite, comprised 40% of the S&P® 500 Index, 20% of the MSCI EAFE Index (net) and 40% of the Barclays U.S. Aggregate Bond Index, representing a traditional balanced portfolio, returned 6.88% during the same period.

The Fund’s overall annualized volatility was 6.4% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 12.5%.

Q	What strategic, risk-based factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), futures, swaps and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Our team manages the Fund dynamically by changing its allocations to these asset classes based on our tactical views and in response to changing market conditions. Our team uses a disciplined, rigorous and quantitative approach in allocation to the asset classes in which the Fund invests. Allocations are adjusted within the Fund at least monthly based on continuous analysis to help determine which investments are relatively attractive and provide the best opportunities for growth in any given period of time. Since the markets represented by each investment are constantly changing, so are the Fund’s allocations.

Overall, the Fund’s strategic, risk-based allocations returned a net gain during the Reporting Period. The Fund’s strategic, risk-based allocations to U.S. Treasury inflation-protected securities (TIPS), developed market non-U.S. equities and U.S. large-cap equities contributed most to its performance. Strategic, risk-based allocations to commodities and emerging market equities were the largest detractors from the Fund’s results during the Reporting Period.

PORTFOLIO RESULTS

Q	How did the Goldman Sachs Market Sentiment Indicator factor into risk allocation decisions that were made during the Reporting Period?

A	The Goldman Sachs Market Sentiment Indicator (“MSI”) is a proprietary tool that analyzes how the markets will potentially respond to future global changes in financial, economic and sociopolitical events. With the help of the MSI, the Fund seeks to mitigate risk in unstable markets by reducing volatility.

At the start of 2012, the MSI was heightened, indicating greater levels of market turbulence. This prompted us to target a volatility level lower than the Fund’s long-term target. The MSI then fell to more benign levels later in January. We thus reverted to the Fund’s long-term risk target from February until May, when the MSI level rose again on the eve of elections in Greece and on persistent market turmoil in Europe. This prompted an intra-month rebalance to reduce overall portfolio risk in May. The MSI quickly retreated to more historically normal levels by the middle of June and it remained at benign levels for the remainder of the Reporting Period. In turn, the Fund was run at its long-term risk target level during the second half of 2012.

Q	What tactical allocation decisions were the primary contributors to and detractors from performance during the Reporting Period?

A	For the Reporting Period overall, the Fund’s tactical allocations contributed positively to its performance. The Fund’s top three tactical positive contributors to results were overweighted positions in developed market non-U.S. equities and in developed market non-U.S. fixed income and an underweighted exposure to U.S. small-cap equities. Only partially offsetting these positive contributors was the Fund’s overweight position in U.S. large-cap equities in April, May and October, which detracted significantly from results, as U.S. large-cap equities, which performed well for the Reporting Period overall, experienced pullbacks during these months. The Fund’s underweight position in high yield credit and its overweight position in investment grade corporate credit also hurt relative returns, albeit to a lesser extent.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in futures and credit default swaps to achieve exposure to equities (both in U.S. and non-U.S. companies) and fixed income (U.S. and non-U.S., investment grade and high yield) during the Reporting Period. The Fund also used commodity index-linked structured notes to gain exposure to commodities.

Q	What changes did you make within the Fund during the Reporting Period?

A	During the first quarter of 2012, we increased the Fund’s exposure to global equities. During the second quarter of 2012, when the MSI spiked and prompted an intra-month rebalance, we reduced Fund positions in those assets considered more risky. Following this, we increased the Fund’s exposure to fixed income and maintained its exposures to commodities, TIPS and equities. During the fourth quarter of 2012, we increased the Fund’s exposure to U.S. large-cap equities.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of December 2012, the Fund’s largest overweight was in U.S. fixed income, a tactical view driven by supportive macroeconomic conditions and strong momentum. Conversely, we were relatively bearish on developed market non-U.S. fixed income due to what we considered to be less supportive macroeconomic conditions and weak momentum.

We continue to believe the Fund’s dynamic allocation approach is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable. There is no guarantee that the Fund’s dynamic management strategy will cause it to achieve its investment objective.

FUND BASICS

Dynamic Allocation Fund

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012– December 31, 2012	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch USD LIBOR 1-Month Index[2]	S&P 500 Index[3]	Barclays US Aggregate Bond Index[4]
Class A	7.66%	0.31%	15.96%	4.21%
Class C	6.86	0.31	15.96	4.21
Institutional	8.06	0.31	15.96	4.21
Class IR	7.89	0.31	15.96	4.21
Class R	7.48	0.31	15.96	4.21

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch US Dollar 1-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The S&P 500 Index (with dividends reinvested) is an unmanaged index of 500 common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 12/31/12	One Year	Since Inception	Inception Date
Class A	1.75%	2.39%	1/5/10
Class C	5.83	3.60	1/5/10
Institutional	8.06	4.75	1/5/10
Class IR	7.89	4.60	1/5/10
Class R	7.48	4.10	1/5/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.57%	1.65%
Class C	2.32	2.40
Institutional	1.17	1.25
Class IR	1.32	1.40
Class R	1.82	1.90

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 2, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATIONS[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Short-term investments represent investments in investment companies other than those that are exchange traded. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Performance Summary

December 31, 2012

The following graph shows the value as of December 31, 2012, of a $10,000 investment made on January 5, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), Barclays U.S. Aggregate Bond Index (“BAB Index”), and the Standard & Poor’s 500 Index (with dividends reinvested) (the “S&P 500 Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Dynamic Allocation Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 5, 2010 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Since Inception
Class A (Commenced January 5, 2010)
Excluding sales charges	7.66%	4.34%
Including sales charges	1.75%	2.39%

Class C (Commenced January 5, 2010)
Excluding contingent deferred sales charges	6.86%	3.60%
Including contingent deferred sales charges	5.83%	3.60%

Institutional (Commenced January 5, 2010)	8.06%	4.75%

Class IR (Commenced January 5, 2010)	7.89%	4.60%

Class R (Commenced January 5, 2010)	7.48%	4.10%

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the period from its inception on February 29, 2012 through December 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 5.50%, 4.80%, 5.80%, 5.70% and 5.30%, respectively. These returns compare to the 0.20% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), during the same time period.

The Fund’s overall annualized volatility was 8.0% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 11.2%.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Positive Fund performance for the Reporting Period overall can be attributed to the second half of 2012, when its long position in developed market fixed income helped the most. Additionally, during the fourth quarter of 2012, the Fund’s term structure steepening positions, particularly in Japan and the U.S., boosted performance. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) These positive contributors were partially offset by poor performance during the first half of the year, especially during the second quarter of 2012, when the Fund’s allocations to global equities and currencies suffered from choppy markets.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in futures and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps and currency forwards to achieve exposure to fixed income.

PORTFOLIO RESULTS

Q	What changes did you make within the Fund during the Reporting Period?

A	At the start of the Reporting Period and through the beginning of the second calendar quarter, the Fund held long positions in global equities and currencies. By the middle of the second quarter of 2012, however, equity markets began retreating, experiencing a significant sell-off in May, on the eve of Greece’s election scheduled for mid-June. As a result, we moved to rein in the Fund’s long exposures in global equities and currencies, shifting to short positions in both asset classes by the end of the second calendar quarter. At the same time, we had established a long position in global fixed income. By mid-third calendar quarter, we had re-established long positions in both global equities and currencies on the heels of a strong rebound in risky assets that started in June and continued through the summer months as the U.S. Federal Reserve and the European Central Bank reaffirmed their commitments to pursue further quantitative easing. During the fourth quarter, we maintained the Fund’s long positions in global bonds and currencies but slightly decreased its long exposures to global equities at the tail end of the quarter.

Q	What is the Fund’s view and strategy going forward?

A	Going into 2013, we intend to slightly increase the Fund’s allocation to global bonds and its long positions in global equities. We expect to maintain the Fund’s long positions in global currencies in the months ahead. We intend to position the Fund for continued steepening of the term structure across global markets.

We intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model. We continue to believe that the Fund’s trend-following strategy is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

FUND BASICS

Managed Futures Strategy Fund

as of December 31, 2012

PERFORMANCE REVIEW
February 29, 2012–December 31, 2012	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch USD LIBOR 1-Month Index[2]
Class A	5.50%	0.20%
Class C	4.80	0.20
Institutional	5.80	0.20
Class IR	5.70	0.20
Class R	5.30	0.20

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch US Dollar 1-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	Since Inception	Inception Date
Class A	-0.28%	2/29/12
Class C	3.80	2/29/12
Institutional	5.80	2/29/12
Class IR	5.70	2/29/12
Class R	5.30	2/29/12

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.54%	1.91%
Class C	2.29	2.66
Institutional	1.14	1.51
Class IR	1.29	1.66
Class R	1.79	2.16

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND EXPOSURES

The Fund sector allocation graph is not shown due to no security holdings as of December 31, 2012. The Fund is actively managed and, as such, its composition may differ over time. Generally, the graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Performance Summary

December 31, 2012

The following graph shows the value as of December 31, 2012, of a $10,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Managed Futures Strategy Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 29, 2012 through December 31, 2012.

Cumulative Total Return through December 31, 2012	Since Inception*
Class A (Commenced February 29, 2012)
Excluding sales charges	5.50%
Including sales charges	-0.28%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	4.80%
Including contingent deferred sales charges	3.80%

Institutional (Commenced February 29, 2012)	5.80%

Class IR (Commenced February 29, 2012)	5.70%

Class R (Commenced February 29, 2012)	5.30%

*	Total returns for less than one full year are not annualized.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs Real Estate Securities Investment Process?

The Goldman Sachs International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies, including REITs, on an international or domestic basis, respectively. REITs which offer daily liquidity have historically strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.

We seek to purchase those companies that combine the best market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

■	is a high quality portfolio that is strategically positioned for long-term growth potential

■	is a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 42.31%, 41.43%, 42.78% and 42.62%, respectively. These returns compare to the 38.45% average annual total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (gross, with dividends reinvested) (the “Real Estate Index”) during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, outperformed the broad international equity market, as measured by the MSCI EAFE® Index (net), by more than 21 percentage points.

During the Reporting Period, the international real estate markets were heavily influenced by several major factors. First was the fate of the U.S. economic recovery. Second was Europe’s ongoing sovereign debt crisis. Third was China’s economic transition. And fourth was strong global central bank action. Global equities generally reflected optimism, with the exception of the second calendar quarter when markets slid on disappointing economic data from the U.S. and other regions. During the second calendar quarter, equity markets also reflected renewed concern over the fate of the European Monetary Union following a bailout of Spanish banks. Amongst the biggest theme of the year as a whole was the strong commitment to low interest rates and easy monetary policy from central banks in the U.S., Europe and Japan, which fueled outsized returns in real estate investment trusts (“REITs”) and real estate companies during the Reporting Period.

Despite macro uncertainty during the Reporting Period, real estate fundamentals were strong, as rents and valuations in high quality properties rose and select REITs continued to grow internally, especially those whose portfolios were positioned in stronger markets. Occupancies remained stable overall, and real estate landlords and investors globally had good access to debt funding at reasonable rates.

From a regional perspective, emerging markets and the Asia ex-Pacific were the best performing real estate markets. The Middle East/Africa and North America regions posted positive returns as well but were weakest on a relative basis. More specifically, all countries within the Real Estate Index generated positive absolute returns, but Singapore and China were strongest. Improving fundamentals and a low interest rate environment supported liquidity and demand in these markets. REITs in these countries also rallied due to tightening measures, abundant bank liquidity and expectations of the U.S. Federal Reserve’s (the “Fed”) third round of quantitative easing, dubbed QE3. The low interest rate environment in Singapore remained a particularly strong catalyst for REITs in the region as did relatively attractive yields and increased valuations. The weakest countries on a relative basis were Israel, Canada and continental Europe (considered one country within the Real Estate Index). Israel comprised only 0.17% of the Real Estate Index on average during the Reporting Period and thus, while a comparatively weak performer, did not have a major impact on Real Estate Index returns. Canada is traditionally considered a higher yielding and more defensive real estate market, which caused it to lag during a Reporting Period when riskier assets outperformed. In Europe, there was pressure on real estate companies to reduce their debt levels. In the recessionary environment that existed there, real estate stocks were impacted through subdued rental growth and a tightening of credit markets.

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Real Estate Index during the Reporting Period due primarily to security selection in China, continental Europe and Japan, which contributed positively to results. Having an overweighted allocation to the strongly-performing China and an underweighted exposure to the weaker continental Europe added value as well. Only Australia detracted from the Fund’s results during the Reporting Period, due to stock selection.

Q	What were some of the Fund’s best-performing individual holdings?

A	During the Reporting Period, a position in Singapore’s diversified real estate company CapitaLand was the best-performing individual holding for the Fund. CapitaLand’s stock repriced to a more reasonable valuation as concerns subsided regarding sales volumes and pricing in the Singapore housing market, the overall Chinese housing market and the Chinese shopping mall business.

Another top contributor to the Fund’s relative results during the Reporting Period was Shimao Property Holdings, a diversified Chinese developer focused on high-end properties. Its stock performed well due to a more proactive price discounting strategy and product repositioning since late 2011. Its stock also performed well following the release of mid-year results, which showcased the company’s sound financial position and shareholder orientation. The company maintained a focus on product and sales team repositioning, and its improved corporate strategy led to positive earnings revisions.

Blue-chip Chinese home builder China Overseas Land & Investment was a strong performer for the Fund as well. The company continued to execute well on its cash flows coming from apartment construction and sales across many cities in China. In our view, its balance sheets remained the most robust among all listed Chinese developers, and the company was well ahead of its peers in terms of achieving its 2012 presale target. A gradual loosening of mortgage loans since the first calendar quarter provided an extra boost to China Overseas Land & Investment’s stock valuation. We exited the Fund’s position in the stock as it neared our price target.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Japanese diversified real estate investment trust (“REIT”) United Urban Investment was a major detractor from the Fund’s results relative to its benchmark index during the
Reporting Period. Typically considered a defensive holding, United Urban Investment usually outperforms in highly volatile markets when investors seek yield, given the company’s stable dividend that stems from more geographic and sub-sector diversification than many other Japanese REITs. However, as the broader Japanese real estate market performed well during the Reporting Period, this usually resilient REIT underperformed.

The Fund’s position in Sweden’s diversified real estate company Castellum detracted from results. Castellum, which has all of its assets in Sweden, has conservative leverage, well respected management and a strong history of increasing its dividend. In addition, Sweden has relatively low debt to Gross Domestic Product (“GDP”), flexibility to reduce rates, strong real estate demand and a well capitalized banking sector. However, because the Swedish real estate market was up significantly, this comparatively stable name relative to others in continental Europe underperformed.

The Fund was also hurt during the Reporting Period by its position in Germany-based REIT Alstria Office REIT, whose investment properties are principally in the office sector. The REIT lagged, as those holdings, considered more stable and with defensive characteristics, trailed in a market wherein riskier assets performed better. We sold the Fund’s position in Alstria Office REIT by the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Hong Kong retail REIT The Link REIT. Our investment strategy in Hong Kong has been to invest in companies with diverse revenue streams. The Link REIT fits this profile, as it boasts a large and diverse tenant mix, including retailers of varying sizes in a wide array of trades. In addition, its fundamentals are, in our view, strong, with occupancy improving along with rents, and the company has a strong balance sheet, which we believe it should be able to leverage for future growth.

We added to the Fund’s position in Mitsubishi Estate, the largest prime office landlord in Tokyo. In our view, Mitsubishi Estate has quality tenants and assets. We increased the Fund’s position based on our expectations that prime Tokyo office rentals may well be the first segment of Japan’s real estate market to recover upon the next upward turn in the real estate cycle.

PORTFOLIO RESULTS

In addition to our sale of blue-chip Chinese home builder China Overseas Land & Investment, mentioned above as one of the Fund’s top performing positions during the Reporting Period, we trimmed the Fund’s position in Hong Kong property developer Sung Hung Kai Properties. Shares of the company fell after there was an announcement that multiple senior level directors, along with a government official, had been arrested on charges of corruption. We view the arrests as a significant fundamental turn for the company, as any collusion with government officials can be criminal and lead to prolonged public and judicial scrutiny. We hence immediately made an adjustment to the Fund’s position and are monitoring it closely.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to continental Europe and Singapore increased relative to the Real Estate Index, and its exposure to Hong Kong and Japan decreased relative to the Real Estate Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was overweighted relative to the Real Estate Index in China and France and underweighted relative to the Real Estate Index in Hong Kong at the end of the Reporting Period. The Fund was rather neutrally weighted compared to the Real Estate Index in most other constituent countries of the Real Estate Index at the end of December 2012.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Despite macro uncertainty, we believe rents and valuations in high quality properties will rise going forward. We further believe certain REITs may continue to grow internally, especially those whose portfolios are positioned in stronger markets. Occupancy has remained relatively stable at this point, and real estate landlords and investors globally continue to have good access to debt funding at reasonable rates. In our view, REITs should continue to benefit as investors search for attractive relative yield in a still low interest rate environment.

At the end of the Reporting Period we viewed the Fund’s positioning in what we considered stable-yielding REITs in Canada, Australia, the United Kingdom and Singapore as high quality, core holdings that we believe will generate meaningful dividend income and capital appreciation over time. We are beginning to see private and public real estate vehicles becoming more active in acquisitions globally, and we remain focused on seeking investments in high quality companies, paying special attention to changes in their debt profiles, cash flows, earnings and valuations.

Of course, while the international real estate sector had many positive attributes at the end of the Reporting Period, current market conditions include risks as well. Macroeconomic and political events can swing sentiment dramatically, and the broader direction of some of the developed economies in the near term is still unclear.

We believe that if China extends its reacceleration and Japanese exports become relatively cheaper due to a weaker yen, this could be a positive catalyst for corporate capital spending, which, in turn, could offset what may be slower economic growth in the U.S. and Europe. If the macro environment — including global interest rates, currencies and economic conditions — remains as it was in 2012, international real estate securities should, in our view, offer attractive total return opportunities. With subdued interest rates and minimal inflation likely due to some remaining excess in labor and production capacity, the substantial liquidity produced by central bank actions may well continue to flow into real estate among other real assets. We believe that real estate in both private and public forms still provides a comfortable level of excess income above cash rates or long-term government bond rates in virtually all markets.

As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain regions. We intend to continue to focus our approach on those companies that have recapitalized their balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

FUND BASICS

International Real Estate Securities Fund

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012–December 31, 2012	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed ex-US Real Estate Index (Gross)[2]
Class A	42.31%	38.45%
Class C	41.43	38.45
Institutional	42.78	38.45
Class IR	42.62	38.45

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed ex-US Real Estate Index (gross, with dividends reinvested) is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex U.S.) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Since Inception	Inception Date
Class A	34.44%	-4.82%	-1.26%	7/31/06
Class C	40.35	-4.41	-1.08	7/31/06
Institutional	42.78	-3.62	-0.22	7/31/06
Class IR	42.62	-3.45	-4.60	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.52%	1.64%
Class C	2.27	2.39
Institutional	1.12	1.24
Class IR	1.27	1.39

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 2, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/12[5]
Holding	% of Total Net Assets	Line of Business	Country
Mitsubishi Estate Co. Ltd.	7.3%	Diversified	Japan
Henderson Land Development Co. Ltd.	5.2	Diversified	Hong Kong
Mitsui Fudosan Co. Ltd.	5.2	Office	Japan
Unibail-Rodamco SE (REIT)	5.1	Diversified	France
Sun Hung Kai Properties Ltd.	4.2	Diversified	Hong Kong
Westfield Group (REIT)	3.3	Retail	Australia
Hang Lung Properties Ltd.	3.2	Retail	Hong Kong
Shimao Property Holdings Ltd.	3.1	Diversified	China
The Link REIT (REIT)	2.7	Retail	Hong Kong
CapitaLand Ltd.	2.7	Residential	Singapore

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK COUNTRY ALLOCATION[6]
As of December 31, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2012

The following graph shows the value as of December 31, 2012, of a $10,000 investment made on July 31, 2006 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Real Estate Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from July 31, 2006 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced July 31, 2006)
Excluding sales charges	42.31%	-3.74%	-0.39%
Including sales charges	34.44%	-4.82%	-1.26%

Class C (Commenced July 31, 2006)
Excluding contingent deferred sales charges	41.43%	-4.41%	-1.08%
Including contingent deferred sales charges	40.35%	-4.41%	-1.08%

Institutional (Commenced July 31, 2006)	42.78%	-3.62%	-0.22%

Class IR (Commenced November 30, 2007)	42.62%	-3.45%	-4.60%

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 16.11%, 15.26%, 15.34%, 16.59%, 15.93%, 16.45% and 15.90%, respectively. These returns compare to the 17.50% average annual total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (gross, with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	As an attractive financing environment and improving fundamentals drove investor confidence in the real estate sector, the U.S. real estate securities market, as measured by the Wilshire Index, outpaced the broad equity market, as measured by the S&P 500® Index.

During the Reporting Period, U.S. equity markets generally reflected optimism, with the exception of the second calendar quarter when markets slid as first quarter Gross Domestic Product (“GDP”) was revised down and employment reports suggested a reversal of earlier labor market improvements. Amongst the biggest theme of the year as a whole was the strong commitment to low interest rates and easy monetary policy from central banks in the U.S., Europe and Japan, which drove market-leading returns in real estate investment trusts (“REITs”) during the Reporting Period. In December, the U.S. Federal Reserve (the “Fed”) further updated its low interest rate policy to include the condition that the U.S. unemployment rate must decline to 6.5% or lower before it would tighten monetary policy again.

Despite macro uncertainty during the Reporting Period, real estate fundamentals were strong, as the U.S. economy, a key driver of demand for commercial real estate, continued to progress and as employment data steadily improved since peaking in 2009 with the most recent reports of unemployment moving to below 8%. The resulting increase in demand for real estate was set against the backdrop of limited new construction. Cost and availability of capital remained at some of their most attractive levels in history.

Within the Wilshire Index, the strongest subsectors during the Reporting Period were industrial, retail and health care. Industrial leasing was strong in 2012, as companies benefited from falling cap rates, increased global trade, improving fundamentals and minimal development. In addition, as the U.S. residential housing market began to see better data in 2012, the resulting boost in consumer confidence helped drive prices of industrial and retail space higher. Conversely, the multifamily, leisure and office subsectors, while still posting positive absolute returns, were the worst performers within the Wilshire Index during the Reporting Period. Multifamily, or apartment, REITS overall lagged as stronger housing data, increased turnover and low interest rates reduced investor confidence in the apartment subsector. In addition, supply, as measured by permits, increased rather significantly in 2012, reducing pricing in the subsector.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Wilshire Index during the Reporting Period due primarily to individual stock selection in the self-storage, industrial and retail subsectors, which detracted from relative returns. Such detractors more than offset the positive contributions made by effective stock selection in the office, “other” and multifamily subsectors during the Reporting Period.

PORTFOLIO RESULTS

Q	What were some of the Fund’s weakest- performing individual holdings?

A	Weingarten Realty Investors is a retail REIT that leases space to tenants in shopping and industrial centers. Its stock was up approximately 28% during 2012, but we initiated the Fund’s position in the third calendar quarter, and the stock lagged the broader market during the subsequent months following a strong run earlier in the year. We think that Weingarten Realty Investors has an underappreciated asset base with several hundred developed properties in geographically diverse locations across the U.S. In addition, we were attracted to Weingarten Realty Investors’ relative valuation, especially when compared to other shopping center REITs.

Commercial REIT Alexandria Real Estate Equities was a weak-performing holding for the Fund during the Reporting Period. Alexandria Real Estate Equities is primarily an office REIT focused on science laboratory buildings for pharmaceutical and biotechnology companies. The company underperformed during the Reporting Period largely as a result of concerns over U.S. federal budget cuts, which may impact both the health care sector and discretionary government spending. At the end of the Reporting Period, we remained confident in the long-term fundamentals of the company given consistently strong rental rate growth due to relatively healthy market conditions in Alexandria Real Estate Equities’ key cluster locations. Additionally, the company’s relative positioning in a niche industry should offer, we believe, some premium, given its assets in high barrier to entry markets.

Having an underweighted position in General Growth Properties detracted from the Fund’s relative results, as the retail REIT’s stock rallied approximately 39% during the Reporting Period.

Q	What were some of the Fund’s best-performing individual holdings?

A	Lennar was a top contributor to the Fund’s performance during the Reporting Period. Lennar is a homebuilder and a provider of financial services. The company performed well along with other home construction and building materials companies as a result of improved U.S. housing market data. Lennar also benefited during the Reporting Period from expectations of increased demand following the aftermath and cleanup of Superstorm Sandy.

Shares of CBL & Associates Properties, a retail REIT, rose as a result of its attractive valuation heading into the Reporting Period coupled with the company’s moderately higher leverage amidst a “risk on” trade during the Reporting Period. (A “risk on” trade is a time during which investors en masse hold a sharply optimistic view toward the financial markets.) CBL & Associates Properties has regional shopping malls, open-air centers, community centers and office properties in 26 states, primarily in the southeastern and midwestern U.S. At the end of the Reporting Period, we continued to like the name because it balances well with the Fund’s holdings in more conservative retailers such as Simon Property Group and Taubman Centers.

American Tower is a REIT that owns, operates, and develops wireless communications and broadcast towers in the United States. During the Reporting Period, the company benefited from strong earnings as it continued to generate solid organic growth in the U.S. We believe the secular growth trends driving the wireless communication industry remained strong at the end of the Reporting Period, as the industry shifts from primarily voice to data usage. As demand on networks increases, carriers make additional investments to build out their networks. In our view, American Tower is well positioned to benefit from increased usage, network upgrades and improved coverage.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In the retail subsector, we initiated a Fund position in Macerich during the Reporting Period. Macerich is one of the larger regional mall owners in the U.S., with a portfolio concentrated in California, Arizona and a few of the major metropolitan hubs across the country. Macerich’s portfolio has lagged its peers somewhat in the recovery due to its higher concentration of malls in California and Arizona, where the housing market has particularly struggled. However, we believe its portfolio should be able to produce better results than peers going forward, as peers have already enjoyed strong sales and net operating income growth, which, in our view, could decelerate from here. Macerich is also embarking on selling a large percentage of its non- core, second-tier malls, which we believe should enhance the quality of its overall portfolio and should narrow the valuation spread between Macerich and its peers.

We added to the Fund’s position in Health Care REIT, whose portfolio includes senior housing and health care properties,

PORTFOLIO RESULTS

such as senior housing communities, skilled nursing/post-acute facilities, medical office buildings, inpatient and outpatient medical centers and life science facilities. In our view, Health Care REIT has a well diversified portfolio by property type and location with a solid dividend record. Health Care REIT is invested in properties traditionally considered economically defensive with mostly triple net leases, and its favorable demographics, in our view, provide steady demand. We believe the high dividend yield of Health Care REIT helps generate both income and some downside protection for the portfolio.

During the Reporting Period, we trimmed the Fund’s position in Equity Residential, a large-cap company focused on multi-family residential properties. We rotated the proceeds from this sale into AvalonBay Communities, which we think has notable earnings power from its development pipeline. We also believe AvalonBay Communities features supply-protected coast markets and one of the top management teams and strongest balance sheets in its business.

We also reduced the Fund’s position in Host Hotels & Resorts, which owns luxury and upscale hotels. Host Hotels & Resorts saw its share price fall early in 2012 on fears around the potential for decline in corporate and leisure spending given the macroeconomic uncertainty during much of the year.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the majority of the Fund’s exposure shifts were only modest and at the margin. The only notably changes were the Fund’s exposure to the multifamily subsector and to what is termed the “other” subsector, which increased relative to the Wilshire Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had an overweighted exposure compared to the Wilshire Index in the “other” subsector at the end of the Reporting Period. The Fund was underweighted compared to its benchmark index in the health care subsector. The Fund was rather neutrally weighted in the remaining real estate subsectors within the Wilshire Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Looking ahead, we intend to continue to focus on the main pillars of real estate values — supply, demand, cost of capital and availability of capital. We view the Fed’s most recent policy steps in mid-December, indicating its intent to keep interest rates at low levels until specific unemployment and inflation thresholds are met, as positive developments for REITs. As has been the case for the last several years, REITs are anticipated to continue to benefit from ultra-low costs of capital, especially as investors search for better sources of yield given the historically low interest rates. In our view, this anticipated improvement in real estate demand against a backdrop of limited new construction should continue to support increased occupancies, rents and, ultimately, cash flows. Most importantly, perhaps, cost and availability of capital were, at the end of the Reporting Period, at some of their most attractive levels in history. We believe this should, in turn, provide significant tailwinds for the real estate industry going forward. Assuming the attractive financing environment remains in place, REITs should be able to grow externally by using their financing advantage over the private sector and internally as rents in high quality properties rise and improvements on existing assets are made.

Given the favorable macro backdrop and what we consider to be the strategic benefits of REITs, we maintain our constructive view on the asset class. Real estate securities have historically produced strong returns relative to other equities and fixed income securities, and the REIT sector should remain attractive, in our view, as we believe yields are sustainable and should grow due to improving fundamentals and historically low payout ratios. We believe improvements in core operating metrics and the cost and availability of external financing have served as dual catalysts for REITs, and we continue to consider valuations reasonable, especially relative to fixed income.

As fundamental, bottom-up investors, we intend to continue to focus our approach on those companies that have recapitalized their balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure, and a strong management team.

FUND BASICS

Real Estate Securities Fund

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012–December 31, 2012	Fund Total Return (based on NAV)[1]	Wilshire Real Estate Securities Index (Gross)[2]
Class A	16.11%	17.50%
Class B	15.26	17.50
Class C	15.34	17.50
Institutional	16.59	17.50
Service	15.93	17.50
Class IR	16.45	17.50
Class R	15.90	17.50

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Wilshire Real Estate Securities Index (gross, with dividends reinvested) is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	9.77%	2.49%	10.41%	9.29%	7/27/98
Class B	10.24	2.48	10.36	9.27	7/27/98
Class C	14.33	2.90	10.22	8.93	7/27/98
Institutional	16.59	4.12	11.51	10.18	7/27/98
Service	15.93	3.55	10.93	9.65	7/27/98
Class IR	16.45	3.94	N/A	2.89	11/30/07
Class R	15.90	3.43	N/A	2.40	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.44%	1.51%
Class B	2.19	2.26
Class C	2.19	2.26
Institutional	1.04	1.11
Service	1.54	1.61
Class IR	1.19	1.26
Class R	1.69	1.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 2, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/12[5]
Holding	% of Total Net Assets	Subsectors
Simon Property Group, Inc. (REIT)	12.1%	Retail
AvalonBay Communities, Inc. (REIT)	5.2	Multifamily
Ventas, Inc. (REIT)	5.0	Health Care
Public Storage (REIT)	4.8	Self Storage
Health Care REIT, Inc. (REIT)	4.5	Health Care
HCP, Inc. (REIT)	3.9	Health Care
Boston Properties, Inc. (REIT)	3.7	Commercial
Digital Realty Trust, Inc. (REIT)	3.1	Commercial
Vornado Realty Trust (REIT)	2.9	Commercial
Prologis, Inc. (REIT)	2.8	Commercial

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of December 31, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2012

The following graph shows the value as of December 31, 2012, of a $10,000 investment made on January 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire Real Estate Securities Index (gross, with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 1, 2003 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 27, 1998)
Excluding sales charges	16.11%	3.65%	11.03%	9.72%
Including sales charges	9.77%	2.49%	10.41%	9.29%

Class B (Commenced July 27, 1998)
Excluding contingent deferred sales charges	15.26%	2.90%	10.36%	9.27%
Including contingent deferred sales charges	10.24%	2.48%	10.36%	9.27%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	15.34%	2.90%	10.22%	8.93%
Including contingent deferred sales charges	14.33%	2.90%	10.22%	8.93%

Institutional (Commenced July 27, 1998)	16.59%	4.12%	11.51%	10.18%

Service Shares (Commenced July 27, 1998)	15.93%	3.55%	10.93%	9.65%

Class IR (Commenced November 30, 2007)	16.45%	3.94%	N/A	2.89%

Class R (Commenced November 30, 2007)	15.90%	3.43%	N/A	2.40%

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments

December 31, 2012

Principal Amount	Interest Rate		Maturity Date	Value

Commodity Index Linked Structured Notes(a)(b)(c)(d)(e) – 1.8%
JPMorgan Chase Bank, N.A.
$11,367,000	0.110%		03/01/13	$12,144,503
610,000	0.214		11/19/13	547,719
1,780,000	0.211		01/21/14	1,823,788
UBS AG
3,600,000	0.060		05/06/13	3,550,431
680,000	0.110		07/02/13	764,058
3,200,000	0.110		07/26/13	3,672,924
3,950,000	0.020		08/28/13	4,655,292
1,000,000	0.110		10/28/13	1,055,391

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $26,187,000)				$28,214,106

U.S. Government Obligations(f) – 73.0%
United States Treasury Bills
$380,000,000	0.000	%(g)	01/24/13	$379,993,939
748,921,000	0.000		04/18/13	748,765,187

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $1,128,576,083)				$1,128,759,126

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $1,154,763,083)				$1,156,973,232

Repurchase Agreement(h) – 20.0%
Barclays Capital, Inc.
$309,000,000	0.200%		01/02/13	$309,000,000
Market Value: $309,003,433
Collateralized by United States Treasury Note, 1.250%, due 2/15/14. The market value of the collateral including accrued interest was $315,180,034.
(Cost $309,000,000)

TOTAL INVESTMENTS – 94.8%
(Cost $1,463,763,083)				$1,465,973,232

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.2%				79,472,124

NET ASSETS – 100.0%				$1,545,445,356

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.
(b)	Security is linked to the S&P GSCI Precious Metals Total Return Index (the “GSCI Precious Metals Index”). The GSCI Precious Metals Index represents an unleveraged, long-only investment in commodity futures. The GSCI Precious Metals Index is a part of a series of sub-indices calculated by Standard and Poor’s that represents components of the S&P GSCI from a number of commodity sectors. The GSCI Precious Metals Index comprises gold and silver.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $28,214,106, which represents approximately 1.8% of net assets as of December 31, 2012.
(d)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.
(e)	Interest rate disclosed is contingent upon LIBOR as of December 31, 2012 minus a spread.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Unless noted, all repurchase agreements were entered into on December 31, 2012.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Deutsche Bank AG	EUR/USD	03/20/13	$951,011	$1,595
UBS AG	EUR/USD	03/20/13	44,195,574	536,130
	GBP/USD	03/20/13	53,488,372	412,632
TOTAL				$950,357

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank AG	USD/GBP	03/20/13	$568,558	$(2,313)
	JPY/USD	03/21/13	1,478,385	(44,418)
UBS AG	JPY/USD	03/21/13	43,826,031	(1,988,648)
TOTAL				$(2,035,379)

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	1,294	March 2013	$44,664,600	$(310,892)
FTSE 100 Index	551	March 2013	52,343,808	(384,700)
Russell 2000 Mini Index	497	March 2013	42,076,020	544,700
S&P 500 E-mini Index	3,847	March 2013	273,156,235	(586,234)
TSE TOPIX Index	479	March 2013	47,631,846	4,270,940
10 Year U.S. Treasury Notes	(531)	March 2013	(70,506,844)	376,815
TOTAL				$3,910,629

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments (continued)

December 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACTS ON EQUITY INDICES(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Bank of America, N.A.	MSCI Net Total Return Index	$66,272	(0.36)%	10/03/13	$3,588,713
		6,469	(0.36)	10/03/13	350,305
		831	0.31	01/06/14	(40,389)
		7,328	0.32	01/06/14	(368,056)
		1,000	0.31	01/06/14	(20,578)
		4,773	0.31	01/06/14	(58,851)
		4,819	(0.31)	01/06/14	368,419
TOTAL					$3,819,563

(a)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2012

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – 20.7%
Collateralized Mortgage Obligations – 2.7%
Agency Multi-Family(a) – 1.1%
FHLMC Multifamily Structured Pass-Through Certificates Series K011, Class A2
$5,500,000	4.084%	11/25/20		$6,321,990
FHLMC Multifamily Structured Pass-Through Certificates Series KF01, Class A
5,869,420	0.561	04/25/19		5,827,196

				12,149,186

Regular Floater(a) – 1.6%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(b)
400,373	0.759	02/25/48		400,690
FHLMC REMIC Series 3371, Class FA
1,065,464	0.809	09/15/37		1,074,852
FNMA REMIC Series 2007-91, Class FB
1,776,075	0.810	10/25/37		1,790,862
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
912,636	0.563	12/07/20		913,087
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 1A
987,633	0.663	10/07/20		993,073
National Credit Union Administration Guaranteed Notes Series 2010-R2, Class 1A
1,541,514	0.583	11/06/17		1,545,488
National Credit Union Administration Guaranteed Notes Series 2011-R2, Class 1A
2,814,191	0.613	02/06/20		2,824,085
National Credit Union Administration Guaranteed Notes Series 2011-R3, Class 1A
2,106,599	0.612	03/11/20		2,113,346
National Credit Union Administration Guaranteed Notes Series 2011-R4, Class 1A
2,227,365	0.563	03/06/20		2,231,629
National Credit Union Administration Guaranteed Notes Series 2011-R5, Class 1A
2,041,025	0.593	04/06/20		2,044,612
National Credit Union Administration Guaranteed Notes Series 2011-R6, Class 1A
1,659,790	0.593	05/07/20		1,662,643

				17,594,367

Sequential Fixed Rate – 0.0%
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 2A
211,588	1.840	10/07/20		214,266

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$29,957,819

Federal Agencies – 18.0%
Adjustable Rate FNMA(a) – 0.3%
$2,132,156	2.925%	05/01/33		$2,270,683
1,228,962	2.431	10/01/36		1,304,915

				3,575,598

Mortgage-Backed Obligations – (continued)
FHLMC – 1.4%
$1,117	5.000%	09/01/16		$1,184
13,073	5.000	11/01/16		13,993
1,967	5.000	12/01/16		2,107
20,217	5.000	01/01/17		21,664
15,170	5.000	01/01/18		16,257
174,720	5.000	02/01/18		187,244
127,864	5.000	03/01/18		137,031
77,024	5.000	04/01/18		82,558
49,503	5.000	05/01/18		53,062
39,309	5.000	06/01/18		42,127
79,153	5.000	07/01/18		84,830
27,144	5.000	08/01/18		29,110
11,213	5.000	10/01/18		12,039
20,473	5.000	11/01/18		22,018
3,442	5.000	02/01/19		3,708
353,783	5.500	01/01/20		380,268
3,000,000	3.000	11/01/42		3,138,904
1,000,000	3.000	12/01/42		1,046,473
10,000,000	2.500	TBA-15yr	(c)	10,436,719

				15,711,296

FNMA – 16.3%
85,894	5.000	03/01/18		92,960
310,635	5.000	04/01/18		336,189
5,525	5.500	01/01/19		5,985
78,152	5.500	02/01/19		84,539
75,507	5.500	03/01/19		81,786
50,064	5.500	04/01/19		54,227
35,847	5.500	05/01/19		38,828
148,618	5.500	06/01/19		160,976
462,836	5.500	07/01/19		501,246
425,348	5.500	08/01/19		460,584
366,800	5.500	09/01/19		397,115
102,091	5.500	10/01/19		110,580
126,137	5.500	11/01/19		136,626
183,074	5.500	12/01/19		198,297
10,984	5.500	01/01/20		11,898
8,988	5.500	06/01/20		9,690
2,269,861	5.500	07/01/20		2,480,224
48,226	6.000	01/01/23		52,880
10,418,481	4.000	09/01/26		11,139,113
11,803,400	5.000	08/01/35		12,774,530
931,338	6.000	01/01/36		1,015,659
11,714	6.000	04/01/36		12,775
845,325	5.000	07/01/36		913,861
579,585	6.000	08/01/36		632,058
1,250,270	6.000	09/01/36		1,363,466
2,821,708	6.000	10/01/36		3,077,177
140,886	6.000	12/01/36		153,642
1,473,388	6.000	01/01/37		1,606,784
560,756	6.000	02/01/37		611,456
167,746	6.000	04/01/37		182,913
472,940	6.000	06/01/37		515,700
1,834,220	6.000	07/01/37		2,000,059
1,363,230	6.000	08/01/37		1,486,486
924,802	6.000	09/01/37		1,008,417

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2012

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$286,850	6.000%	10/01/37		$312,786
1,152,077	6.000	12/01/37		1,256,280
7,531,342	6.000	01/01/38		8,212,489
44,427	5.000	05/01/38		48,000
3,207,243	6.000	05/01/38		3,497,232
3,068,586	6.000	06/01/38		3,346,114
538,719	6.000	07/01/38		587,427
71,781	6.000	08/01/38		78,273
7,830,186	6.000	09/01/38		8,538,361
320,967	6.000	10/01/38		349,995
9,510,376	5.000	12/01/38		10,275,296
858,448	6.000	12/01/38		936,087
924,446	6.000	06/01/39		1,008,054
1,837,562	6.000	07/01/39		2,003,755
36,456	4.000	08/01/39		39,020
4,133,501	6.000	09/01/39		4,507,226
294,900	6.000	10/01/39		321,600
31,631	4.000	01/01/40		33,881
51,462	6.000	03/01/40		56,116
12,566	6.000	04/01/40		13,703
1,395,152	4.500	06/01/40		1,507,732
5,481,445	6.000	07/01/40		5,977,043
26,749	4.000	08/01/40		28,652
442,853	4.500	08/01/40		478,588
80,917	4.000	10/01/40		86,674
735,000	6.000	10/01/40		804,739
517,711	4.000	11/01/40		554,542
5,585,677	4.500	11/01/40		6,036,407
150,602	4.000	12/01/40		161,316
103,019	4.000	01/01/41		110,348
120,675	4.000	02/01/41		129,352
193,295	4.000	03/01/41		207,194
3,353,348	4.500	04/01/41		3,630,537
39,851	4.000	05/01/41		42,717
9,855,065	6.000	05/01/41		10,746,098
202,603	4.000	08/01/41		217,172
1,310,291	4.500	08/01/41		1,430,874
114,662	4.000	09/01/41		122,907
841,083	4.500	09/01/41		910,607
47,654	4.000	10/01/41		51,080
112,192	4.500	10/01/41		121,465
18,255	4.000	11/01/41		19,568
119,562	4.000	01/01/42		128,908
58,711	4.000	02/01/42		63,301
13,000,000	4.000	TBA-30yr	(c)	13,933,360
11,000,000	2.500	TBA-15yr	(c)	11,502,734
33,000,000	3.000	TBA-30yr	(c)	34,585,547

				182,719,883

TOTAL FEDERAL AGENCIES				$202,006,777

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $232,601,747)				$231,964,596

Agency Debentures – 4.9%
FHLB
$36,000,000	0.210%	01/04/13		$36,000,180
FNMA(a)
18,600,000	0.221	05/17/13		18,600,335

TOTAL AGENCY DEBENTURES
(Cost $54,577,792)				$54,600,515

Asset-Backed Securities – 0.0%
Home Equity – 0.0%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$134,295	7.000%	09/25/37		$115,758
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
187,864	7.000	09/25/37		168,342

TOTAL ASSET-BACKED SECURITIES
(Cost $322,763)				$284,100

U.S. Treasury Obligations – 32.9%
United States Treasury Bond
$400,000	3.000%	05/15/42		$407,308
United States Treasury Inflation-Protected Securities
19,808,459	0.625	04/15/13		19,789,839
21,662,540	1.875	07/15/13		22,021,272
47,571,820	2.000	01/15/14		49,103,157
28,090,357	1.250	04/15/14		28,981,383
81,484,088	2.000	07/15/14		86,017,048
15,021,732	1.625	01/15/15		15,965,247
37,103,976	1.875	07/15/15		40,483,777
United States Treasury Notes
20,200,000	0.375 (d)	07/31/13		20,227,673
25,500,000	0.500	10/15/13		25,564,769
49,800,000	2.750	10/31/13		50,854,268
4,900,000	0.875	01/31/17		4,965,660
3,200,000	0.625	09/30/17		3,194,272

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $367,203,328)				$367,575,673

Shares	Rate	Value
Short-term Investment(a) – 30.5%
JPMorgan U.S. Government Money Market Fund – Capital Shares
340,972,118	0.010%	$340,972,118
(Cost $340,972,118)

TOTAL INVESTMENTS – 89.0%
(Cost $995,677,748)		$995,397,002

OTHER ASSETS IN EXCESS OF LIABILITIES – 11.0%		123,148,875

NET ASSETS – 100.0%		$1,118,545,877

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $400,690 which represents approximately 0.0% of net assets as of December 31, 2012.
(c)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $70,458,360 which represents approximately 6.3% of net assets as of December 31, 2012.
(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At December 31, 2012, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(c)	Settlement Date	Principal Amount	Value
FNMA	3.000%	TBA-30yr	02/12/13	$(29,000,000)	$(30,327,655)
FNMA	4.500	TBA-30yr	01/14/13	(12,000,000)	(12,963,750)
FNMA	5.000	TBA-30yr	01/14/13	(22,000,000)	(23,830,468)
FNMA	6.000	TBA-30yr	01/14/13	(44,000,000)	(48,056,250)
TOTAL (Proceeds Receivable: $115,026,016)					$(115,178,123)

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	5	March 2013	$1,246,250	$10,250
Eurodollars	5	June 2013	1,245,938	12,875
U.S. Long Bond	(192)	March 2013	(28,320,000)	256,977
U.S. Ultra Long Treasury Bonds	24	March 2013	3,902,250	(16,232)
2 Year U.S. Treasury Notes	(767)	March 2013	(169,099,531)	(57,521)
5 Year U.S. Treasury Notes	572	March 2013	71,164,844	120,274
10 Year U.S. Treasury Notes	10	March 2013	1,327,813	(5,173)
TOTAL				$321,450

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Barclays Bank PLC	$7,100	02/28/17	3 Month LIBOR	0.750%	$(15,615)	$(10,974)
Citibank, N.A.	18,700	06/19/20	3 Month LIBOR	1.250	122,170	116,222
	14,400	06/19/18	3 Month LIBOR	1.000	(54,310)	49,040
Credit Suisse International	22,100	02/28/17	0.750%	3 Month LIBOR	130,329	(47,566)
	21,000	05/31/17	3 Month LIBOR	0.700	(22,729)	49,382
Deutsche Bank AG	13,800	06/19/20	3 Month LIBOR	1.250	77,913	98,012
	7,500	02/28/17	3 Month LIBOR	0.750	(19,599)	(8,488)
	7,300	02/28/17	3 Month LIBOR	0.750	(15,763)	(11,575)
JPMorgan Chase Bank, N.A.	3,700	06/19/28	3 Month LIBOR	2.250	(4,926)	102,402
Morgan Stanley & Co. International PLC	200	02/28/17	3 Month LIBOR	0.750	(433)	(316)
TOTAL					$197,037	$336,139

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2012.

TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES (a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Paid	Termination Date	Unrealized Gain (Loss)(b)
Deutsche Bank AG	S&P GSCI Excess Return Index	$308,028	0.25%	10/09/13	$(2,205,912)
Merrill Lynch International	S&P GSCI Excess Return Index	302,677	0.25	12/20/13	1,225,431
UBS AG	S&P GSCI Excess Return Index	251,525	0.27	06/14/13	(1,805,639)
		262,443	0.27	06/14/13	(1,884,017)
TOTAL					$(4,670,137)

(a)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments

December 31, 2012

Principal Amount	Interest Rate	Maturity Date	Value

Commodity Index Linked Structured Notes(a)(b)(c)(d) – 10.1%
Bank of America Corp.
$2,500,000	0.209%	01/14/13	$2,190,849
3,100,000	0.215	03/05/13	2,619,214
2,800,000	0.213	03/08/13	2,388,804
3,700,000	0.210	03/28/13	3,179,121
4,600,000	0.213	05/06/13	4,600,667
6,100,000	0.209	07/30/13	5,226,666
6,400,000	0.213	08/07/13	5,787,144
4,000,000	0.211	08/21/13	3,638,198
Canadian Imperial Bank of Commerce(e)
15,133,000	0.081	01/31/14	15,184,452
JPMorgan Chase Bank, N.A.(e)
3,900,000	0.211	09/10/13	3,397,680
4,800,000	0.210	09/24/13	3,788,640
1,300,000	0.211	11/14/13	1,031,420
17,600,000	0.211	12/12/13	16,308,160
11,000,000	0.211	01/09/14	10,043,000
UBS AG(e)
3,900,000	0.120	02/05/13	3,442,330
3,500,000	0.060	05/10/13	3,375,167
6,100,000	0.060	06/18/13	7,431,162
3,400,000	0.060	06/20/13	4,203,261
1,330,000	0.060	06/28/13	1,591,293
2,500,000	0.060	07/10/13	2,986,052
19,200,000	0.060	07/12/13	20,591,204
3,300,000	0.100	07/23/13	3,311,032
1,620,000	0.110	12/13/13	1,578,585
2,080,000	0.112	01/14/14	1,898,676

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $133,863,000)			$129,792,777

Shares	Description	Value

Exchange Traded Funds – 13.5%
1,337,268	iShares MSCI Emerging Markets Index Fund	$59,307,836
1,347,366	iShares Russell 2000 Index Fund	113,569,480

TOTAL EXCHANGE TRADED FUNDS
(Cost $159,777,058)		$172,877,316

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligation(f) – 30.4%
United States Treasury Inflation Indexed Bond
$358,680,256	0.125%	07/15/22	$389,559,039
(Cost $383,644,304)

Shares	Rate	Value

Short-term Investment(a) – 44.4%
JPMorgan U.S. Government Money Market Fund – Capital Shares
568,395,947	0.010%	$568,395,947
(Cost $568,395,947)

TOTAL INVESTMENTS – 98.4%
(Cost $1,245,680,309)		$1,260,625,079

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		20,606,132

NET ASSETS – 100.0%		$1,281,231,211

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.
(b)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.
(c)	Security is linked to the Dow Jones-UBS Commodity Index Total Return (the “DJ-UBSCI Total Return”). The DJ-UBSCI Total Return is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The DJUBSCI Total Return is composed of nineteen commodities in eight diverse sectors: energy, petroleum, precious metals, industrial metals, grains, livestock, softs, and agriculture.
(d)	Interest rate disclosed is contingent upon LIBOR as of December 31, 2012 minus a spread.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $100,162,114, which represents approximately 7.8% of net assets as of December 31, 2012.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
CAC 40 Index	186	January 2013	$8,941,500	$(34,693)
DAX Index	510	March 2013	128,214,499	(518,911)
FTSE 100 Index	569	March 2013	54,053,769	(397,268)
FTSE/MIB Index	330	March 2013	35,508,767	444,959
Long Gilt	801	March 2013	154,736,855	641,789
S&P 500 E-mini Index	4,683	March 2013	332,516,415	(1,015,766)
TSE TOPIX Index	117	March 2013	11,634,501	1,043,215
10 Year U.S. Treasury Notes	2,641	March 2013	350,675,281	1,446,066
TOTAL				$1,609,391

SWAP CONTRACTS — At December 31, 2012, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2012(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Markit CDX Emerging Markets Index	$62,100	5.000%	12/20/17	2.073%	$373	$8,524,509

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2012

Shares	Description	Value

Common Stocks – 98.4%
Australia – 14.0%
3,904,988	CFS Retail Property Trust Group (REIT) (Retail)	$7,811,807
388,115	Challenger Diversified Property Group (REIT) (Diversified)	1,003,565
674,213	Charter Hall Group (REIT) (Diversified)	2,308,818
5,125,517	Commonwealth Property Office Fund (REIT) (Office)	5,460,390
6,761,358	Dexus Property Group (REIT) (Diversified)	7,181,278
332,549	GPT Group (REIT) (Diversified)	1,280,043
921,584	Stockland (REIT) (Diversified)	3,407,574
1,025,533	Westfield Group (REIT) (Retail)	11,325,844
2,537,172	Westfield Retail Trust (REIT) (Retail)	8,004,675

		47,783,994

Canada – 9.6%
79,700	Allied Properties Real Estate Investment Trust (REIT) (Office)	2,644,114
42,000	Boardwalk Real Estate Investment Trust (REIT) (Residential)	2,724,701
162,400	Brookfield Office Properties, Inc. (Office)	2,768,979
124,100	Calloway Real Estate Investment Trust (REIT) (Retail)	3,611,838
129,600	Canadian Apartment Properties Real Estate Investment Trust (REIT) (Residential)	3,244,234
71,000	Canadian Real Estate Investment Trust (REIT) (Diversified)	3,094,963
104,900	Dundee Real Estate Investment Trust (REIT) (Office)	3,947,328
183,900	H&R Real Estate Investment Trust (REIT) (Diversified)	4,455,605
225,700	RioCan Real Estate Investment Trust (REIT) (Retail)	6,253,435

		32,745,197

China – 3.1%
5,525,500	Shimao Property Holdings Ltd. (Diversified)	10,666,435

France – 7.8%
22,489	Fonciere Des Regions (REIT) (Diversified)	1,892,517
26,301	ICADE (REIT) (Diversified)	2,348,211
128,131	Klepierre (REIT) (Retail)	5,121,299
134	Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT) (Office)	14,890
71,975	Unibail-Rodamco SE (REIT) (Diversified)	17,454,150

		26,831,067

Shares	Description	Value
Common Stocks – (continued)
Germany – 2.0%
65,709	Deutsche Euroshop AG (Retail)	$2,757,703
183,544	Deutsche Wohnen AG (Residential)	3,407,499
12,758	GSW Immobilien AG (Residential)	540,510

		6,705,712

Hong Kong – 17.4%
1,171,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	4,695,455
2,712,000	Hang Lung Properties Ltd. (Retail)	10,914,223
2,466,000	Henderson Land Development Co. Ltd. (Diversified)	17,654,613
333,000	Hongkong Land Holdings Ltd. (Office)	2,351,934
952,475	Sun Hung Kai Properties Ltd. (Diversified)	14,444,511
1,877,000	The Link REIT (REIT) (Retail)	9,400,216

		59,460,952

Japan – 19.4%
864	Advance Residence Investment Corp. (REIT) (Residential)	1,770,916
1,022	Japan Retail Fund Investment Corp. (REIT) (Retail)	1,878,707
1,038,000	Mitsubishi Estate Co. Ltd. (Diversified)	24,850,449
721,000	Mitsui Fudosan Co. Ltd. (Office)	17,637,882
369	Nippon Building Fund, Inc. (REIT) (Office)	3,817,226
782	Orix JREIT, Inc. (REIT) (Office)	3,856,789
1,748,000	Sapporo Holdings Ltd. (Consumer Services)	5,661,684
69,000	Sumitomo Realty & Development Co. Ltd. (Office)	2,298,657
4,080	United Urban Investment Corp. (REIT) (Diversified)	4,689,067

		66,461,377

Netherlands – 2.1%
81,641	Corio NV (REIT) (Retail)	3,743,738
81,455	Eurocommercial Properties NV CVA (REIT) (Retail)	3,274,008

		7,017,746

Singapore – 8.9%
1,529,207	AIMS AMP Capital Industrial REIT (REIT) (Industrial)	1,875,736
4,282,000	Cache Logistics Trust (REIT) (Industrial)	4,367,861
2,961,000	CapitaLand Ltd. (Residential)	9,114,290
6,868,000	Keppel REIT (REIT) (Office)	7,321,641
6,928,000	Mapletree Industrial Trust (REIT) (Industrial)	7,735,738

		30,415,266

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Shares	Description	Value
Common Stocks – (continued)
Sweden – 1.9%
241,541	Castellum AB (Diversified)	$3,442,667
284,901	Fabege AB (Diversified)	2,888,590

		6,331,257

Switzerland – 2.7%
46,901	PSP Swiss Property AG (Registered) (Office)*	4,439,139
59,279	Swiss Prime Site AG (Registered) (Diversified)*	4,948,288

		9,387,427

United Kingdom – 9.5%
967,526	British Land Co. PLC (REIT) (Diversified)	8,938,614
952,639	Capital & Counties Properties PLC (Retail)	3,779,460
113,579	Derwent London PLC (REIT) (Office)	3,930,939
512,308	Great Portland Estates PLC (REIT) (Office)	4,118,998
638,844	Hammerson PLC (REIT) (Retail)	5,122,717
487,415	Land Securities Group PLC (REIT) (Diversified)	6,502,613

		32,393,341

TOTAL INVESTMENTS – 98.4%
(Cost $257,086,803)		$336,199,771

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		5,632,670

NET ASSETS – 100.0%		$341,832,441

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments

December 31, 2012

Value

No reportable securities.

TOTAL INVESTMENTS – 0.0%	$—

OTHER ASSETS IN EXCESS OF LIABILITIES – 100.0%	20,432,470

NET ASSETS – 100.0%	$20,432,470

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	CHF/USD	03/20/13	$10,933	$46
	CLP/USD	03/20/13	250,653	1,405
	COP/USD	03/20/13	336,163	7,007
	CZK/USD	03/20/13	21,043	370
	EUR/USD	03/20/13	263,990	2,414
	GBP/USD	03/20/13	575,055	4,087
	HUF/USD	03/20/13	108,727	183
	INR/USD	03/20/13	109,510	719
	KRW/USD	03/20/13	373,631	3,870
	MYR/USD	03/20/13	392,413	1,378
	NOK/USD	03/20/13	314,876	5,170
	PLN/USD	03/20/13	58,155	938
	RUB/USD	03/20/13	81,828	1,934
	SEK/USD	03/20/13	290,628	7,335
	TRY/USD	03/20/13	263,461	3,459
	USD/CAD	03/20/13	25,134	194
	USD/EUR	03/20/13	46,198	135
	USD/GBP	03/20/13	32,489	5
	ZAR/USD	03/20/13	49,543	726
	USD/JPY	03/21/13	760,663	31,005
State Street Bank	BRL/USD	01/03/13	224,664	3,084
	PLN/USD	03/20/13	87,233	3,048
	RUB/USD	03/20/13	114,559	2,379
TOTAL				$80,891

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	USD/BRL	01/03/13	$117,216	$(2,420)
	AUD/USD	03/20/13	363,458	(2,955)
	CAD/USD	03/20/13	474,515	(3,304)
	CZK/USD	03/20/13	21,043	(62)
	EUR/USD	03/20/13	65,998	(150)
	HUF/USD	03/20/13	36,242	(358)
	MXN/USD	03/20/13	212,744	(824)
	NZD/USD	03/20/13	305,768	(3,571)
	USD/CHF	03/20/13	31,706	(312)
	USD/CZK	03/20/13	21,044	(553)
	USD/EUR	03/20/13	245,511	(1,624)
	USD/GBP	03/20/13	131,581	(810)
	USD/IDR	03/20/13	130,739	(2,060)
	USD/SEK	03/20/13	58,894	(1,504)
	USD/ZAR	03/20/13	132,115	(4,437)
	JPY/USD	03/21/13	35,055	(1,149)
State Street Bank	USD/BRL	01/03/13	107,448	(2,243)
	USD/BRL	02/04/13	224,664	(4,073)
TOTAL				$(32,409)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

December 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	5	January 2013	$452,875	$(603)
CAC 40 Index	8	January 2013	384,581	150
DAX Index	2	March 2013	502,802	(1,514)
FTSE 100 Index	6	March 2013	569,987	(4,530)
FTSE/JSE Top 40 Index	27	March 2013	1,117,677	12,369
FTSE/MIB Index	2	March 2013	215,205	2,167
Hang Seng Index	3	January 2013	438,803	241
H-Shares Index	9	January 2013	664,824	6,654
IBEX 35 Index	2	January 2013	213,066	1,335
ISE 30 Index	140	February 2013	772,808	11,692
KOSPI 200 Index	2	March 2013	248,558	926
MSCI Taiwan Index	29	January 2013	797,500	10,889
OMX Stockholm 30 Index	28	January 2013	476,953	(183)
S&P 500 E-mini Index	7	March 2013	497,035	128
S&P/TSX 60 Index	4	March 2013	572,152	8,150
SET 50 Index	32	March 2013	993,161	11,543
SGX S&P CNX Nifty Index	80	January 2013	952,480	(3,091)
SPI 200 Index	5	March 2013	599,186	8,628
TSE TOPIX Index	3	March 2013	298,321	22,327
TOTAL				$87,278

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2012, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
	Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	55,200	03/20/14	0.750%	6 Month LIBOR	$(203,151)	$266,843
SEK	455,600	03/20/14	1.250	3 Month STIBOR	44,465	19,772
	$5,720	03/20/15	3 Month LIBOR	0.500%	(13,321)	3,120
EUR	12,180	03/20/15	6 Month EURIBOR	0.500	(27,709)	(5,778)
GBP	11,420	03/20/15	6 Month LIBOR	0.750	(11,004)	2,565
JPY	2,357,710	03/20/15	6 Month LIBOR	0.250	(9,986)	(15,007)
	$4,500	03/20/18	1.000	3 Month LIBOR	(18,439)	40,313
CAD	5,000	03/20/18	1.750	3 Month CDOR	(2,066)	1,405
CHF	6,900	03/20/18	0.400	6 Month LIBOR	(3,138)	18,552
EUR	3,420	03/20/18	1.250	6 Month EURIBOR	(6,562)	101,203
GBP	2,880	03/20/18	1.000	6 Month LIBOR	(79,392)	63,131
JPY	920,000	03/20/18	0.500	6 Month LIBOR	53,164	37,884
SEK	30,600	03/20/18	1.500	3 Month STIBOR	(2,524)	(10,720)
	$8,130	03/20/23	2.000	3 Month LIBOR	46,004	55,311
EUR	3,840	03/20/23	2.000	6 Month EURIBOR	147,205	35,343
GBP	5,661	03/20/23	2.000	6 Month LIBOR	17,774	49,783
JPY	1,083,870	03/20/23	1.000	6 Month LIBOR	84,789	67,792
	$3,130	03/20/43	3 Month LIBOR	2.750	(15,441)	44,478
EUR	540	03/20/43	6 Month EURIBOR	2.500	(34,292)	(5,187)
GBP	1,490	03/20/43	6 Month LIBOR	3.000	(4,790)	799
JPY	262,720	03/20/43	6 Month LIBOR	1.750	25,140	119,375
TOTAL					$(13,274)	$890,977

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2012.

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000’s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America, N.A.	EUR	1,250	03/20/23	2.000%	6 Month EURIBOR	$31,067	$28,357
		520	03/20/43	6 Month EURIBOR	2.500%	(24,394)	(13,622)
UBS AG	EUR	1,632	03/20/23	2.000	6 Month EURIBOR	26,659	50,924
		690	03/20/43	6 Month EURIBOR	2.500	(18,011)	(32,434)
TOTAL						$15,321	$33,225

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2012.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

December 31, 2012

Investment Abbreviations:
CDOR	—Canadian Dollar Offered Rate
EURIBOR	—Euro Interbank Offered Rate
LIBOR	—London Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
USD	—United States Dollar
ZAR	—South African Rand

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2012

Shares	Description	Value
Common Stocks – 98.1%
Commercial – 26.9%
112,736	Alexandria Real Estate Equities, Inc. (REIT)	$7,814,860
164,448	Boston Properties, Inc. (REIT)	17,400,243
426,068	Brandywine Realty Trust (REIT)	5,193,769
211,537	Digital Realty Trust, Inc. (REIT)	14,361,247
196,463	Douglas Emmett, Inc. (REIT)	4,577,588
357,013	Duke Realty Corp. (REIT)	4,951,770
177,891	Highwoods Properties, Inc. (REIT)	5,950,454
98,436	Kilroy Realty Corp. (REIT)	4,662,913
262,758	Liberty Property Trust (REIT)	9,398,854
445,927	Piedmont Office Realty Trust, Inc. Class A (REIT)	8,048,982
356,240	Prologis, Inc. (REIT)	12,999,198
77,245	PS Business Parks, Inc. (REIT)	5,019,380
143,803	SL Green Realty Corp. (REIT)	11,022,500
170,968	Vornado Realty Trust (REIT)	13,691,117

		125,092,875

Health Care – 13.3%
397,885	HCP, Inc. (REIT)	17,976,444
338,100	Health Care REIT, Inc. (REIT)	20,722,149
357,521	Ventas, Inc. (REIT)	23,138,759

		61,837,352

Leisure – 6.4%
117,592	Chesapeake Lodging Trust (REIT)	2,455,321
566,594	Host Hotels & Resorts, Inc. (REIT)	8,878,528
399,124	Pebblebrook Hotel Trust (REIT)	9,219,764
79,499	Starwood Hotels & Resorts Worldwide, Inc.	4,560,063
718,418	Strategic Hotels & Resorts, Inc. (REIT)*	4,597,875

		29,711,551

Multifamily – 18.9%
169,437	American Campus Communities, Inc. (REIT)	7,816,129
178,839	AvalonBay Communities, Inc. (REIT)	24,248,780
116,042	BRE Properties, Inc. (REIT)	5,898,415
140,642	Camden Property Trust (REIT)	9,593,191
77,828	Equity Lifestyle Properties, Inc. (REIT)	5,237,046
174,295	Equity Residential (REIT)	9,877,297
55,441	Essex Property Trust, Inc. (REIT)	8,130,423
89,633	Home Properties, Inc. (REIT)	5,495,399
183,825	Post Properties, Inc. (REIT)	9,182,059
107,205	Silver Bay Realty Trust Corp. (REIT)*	2,018,670

		87,497,409

Other – 1.5%
60,315	American Tower Corp. (REIT)	4,660,540
58,644	Lennar Corp. Class A	2,267,764

		6,928,304

Common Stocks – (continued)
Retail – 24.7%
263,984	CBL & Associates Properties, Inc. (REIT)	$5,599,101
481,712	DDR Corp. (REIT)	7,543,610
329,113	General Growth Properties, Inc. (REIT)	6,532,893
522,773	Kimco Realty Corp. (REIT)	10,099,975
106,153	Regency Centers Corp. (REIT)	5,001,929
354,926	Simon Property Group, Inc. (REIT)	56,110,251
163,005	Tanger Factory Outlet Centers, Inc. (REIT)	5,574,771
177,359	The Macerich Co. (REIT)	10,340,030
295,934	Weingarten Realty Investors (REIT)	7,922,153

		114,724,713

Self Storage – 6.4%
206,938	Extra Space Storage, Inc. (REIT)	7,530,474
153,263	Public Storage (REIT)	22,217,004

		29,747,478

TOTAL INVESTMENTS – 98.1%
(Cost $342,223,087)		$455,539,682

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		8,862,767

NET ASSETS – 100.0%		$464,402,449

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Assets and Liabilities

December 31, 2012

Absolute Return Tracker Fund
Assets:
Investments, at value (cost $1,154,763,083, $995,677,748, $1,245,680,309, $257,086,803, $0 and $342,223,087)	$1,156,973,232
Repurchase Agreement, at value which equals cost	309,000,000
Cash	72,315,923
Foreign currencies, at value (cost $162,560, $810,993 and $68,655 for Absolute Return Tracker, International Real Estate Securities and Managed Futures Strategy Funds)	164,233
Receivables:
Variation margin on certain derivative contracts	7,725,889
Fund shares sold	5,753,298
Unrealized gain on swap contracts	4,307,437
Due from custodian	1,780,000
Unrealized gain on forward foreign currency exchange contracts	950,357
Reimbursement from investment adviser	100,255
Investments sold on an extended-settlement basis	—
Collateral on certain derivative contracts	—
Dividends and interest	—
Foreign tax reclaims	—
Deferred offering costs	—
Upfront payments made on swap contracts	—
Total assets	1,559,070,624

Liabilities:
Payables:
Fund shares redeemed	5,825,317
Unrealized loss on forward foreign currency exchange contracts	2,035,379
Investments purchased	1,780,000
Collateral on certain derivative contracts	1,710,000
Amounts owed to affiliates	1,596,570
Unrealized loss on swap contracts	487,874
Investments purchased on an extended-settlement basis	—
Forward sale contracts, at value (proceeds receivable $115,026,016 for Commodity Strategy Fund)	—
Upfront payments received on swap contracts	—
Accrued expenses and other liabilities	190,128
Total liabilities	13,625,268

Net Assets:
Paid-in capital	1,537,995,605
Undistributed (distributions in excess of) net investment income (loss)	(5,115,719)
Accumulated net realized gain (loss)	3,824,412
Net unrealized gain (loss)	8,741,058
NET ASSETS	$1,545,445,356
Net Assets:
Class A	$133,654,102
Class B	—
Class C	37,525,023
Institutional	1,355,193,144
Service	—
Class IR	17,085,456
Class R	1,987,631
Total Net Assets	$1,545,445,356
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	14,936,648
Class B	—
Class C	4,340,308
Institutional	148,903,716
Service	—
Class IR	1,889,826
Class R	224,664
Net asset value, offering and redemption price per share:(c)
Class A	$8.95
Class B	—
Class C	8.65
Institutional	9.10
Service	—
Class IR	9.04
Class R	8.85

(a)	Statement of Assets and Liabilities for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Segregated for initial margin on swap transactions for the Dynamic Allocation Fund, and on futures and swap transactions of $600,649 and $925,309, respectively, for the Managed Futures Strategy Fund.
(c)	Maximum public offering price per share for Class A Shares of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, International Real Estate Securities, Managed Futures Strategy and Real Estate Securities Funds is $9.47, $6.00, $11.32, $6.84, $11.17 and $16.34, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)	Dynamic Allocation Fund		International Real Estate Securities Fund	Managed Futures Strategy Fund		Real Estate Securities Fund

$995,397,002	$1,260,625,079		$336,199,771	$—		$455,539,682
—	—		—	—		—
117,977,934	—		3,247,450	17,905,692		8,332,358
—	—		679,156	68,628		—

102,935	7,703,991		—	47,263		—
3,107,245	4,296,407		1,407,786	1,046,465		1,146,087
1,640,489	—		—	79,281		—
—	—		—	—		—
—	—		—	80,891		—
273,474	8,623		17,575	50,013		28,981
163,846,328	—		—	—		—
79,365,662	11,433,003	(b)	—	1,525,958	(b)	—
2,839,280	234,963		1,409,213	—		1,418,346
—	—		56,436	—		—
—	—		—	57,055		—
330,412	373		—	476,267		—
1,364,880,761	1,284,302,439		343,017,387	21,337,513		466,465,454

5,109,153	1,760,800		788,052	7,872		1,550,601
—	—		—	32,409		—
—	—		—	—		—
—	—		—	260,000		—
624,642	1,180,330		310,695	13,585		432,973
5,974,487	—		—	46,056		—
119,062,656	—		—	—		—
115,178,123	—		—	—		—
133,375	—		—	474,220		—
252,448	130,098		86,199	70,901		79,431
246,334,884	3,071,228		1,184,946	905,043		2,063,005

1,214,788,499	1,257,562,970		910,202,373	19,558,020		446,876,493
(3,493,640)	903,700		(24,817,270)	(189,272)		614,387
(88,303,581)	(2,230,012)		(622,524,624)	4,402		(96,405,026)
(4,445,401)	24,994,553		78,971,962	1,059,320		113,316,595
$1,118,545,877	$1,281,231,211		$341,832,441	$20,432,470		$464,402,449

$353,082,105	$291,432,188		$23,019,327	$271,809		$63,170,784
—	—		—	—		1,434,011
13,994,390	76,580,281		2,252,839	338,788		12,402,869
742,973,843	853,272,536		314,517,601	19,400,860		381,640,985
—	—		—	—		4,693,542
7,045,086	59,934,932		2,042,674	410,480		539,587
1,450,453	11,274		—	10,533		520,671
$1,118,545,877	$1,281,231,211		$341,832,441	$20,432,470		$464,402,449

61,577,161	27,233,410		3,563,392	25,748		4,091,070
—	—		—	—		93,352
2,498,906	7,296,084		348,766	32,313		820,543
129,184,090	79,136,215		49,972,174	1,832,596		24,342,163
—	—		—	—		302,185
1,222,108	5,568,989		319,072	38,809		34,844
254,958	1,057		—	1,000		33,829

$5.73	$10.70		$6.46	$10.56		$15.44
—	—		—	—		15.36
5.60	10.50		6.46	10.48		15.12
5.75	10.78		6.29	10.59		15.68
—	—		—	—		15.53
5.76	10.76		6.40	10.58		15.49
5.69	10.67		—	10.53		15.39

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2012

		Absolute Return Tracker Fund
	Investment income:
	Interest	$1,983,501
	Dividends (net of foreign taxes withheld of $0, $0, $0, $1,530,538, $0 and $18,749)	—
	Total investment income	1,983,501

	Expenses:
	Management fees	19,102,675
	Transfer Agent fees(c)	1,079,587
	Distribution and Service fees(c)	961,252
	Printing and mailing costs	286,346
	Legal fees	159,172
Audit fees		56,000
	Custody and accounting fees	143,782
	Registration fees	107,575
	Trustee fees	19,077
	Amortization of offering costs	—
	Organization costs	—
	Service share fees — Service Plan	—
	Service share fees — Shareholder Administration Plan	—
	Other	51,024
	Total expenses	21,966,490
	Less — expense reductions	(679,863)
	Net expenses	21,286,627
	NET INVESTMENT INCOME (LOSS)	(19,303,126)

	Realized and unrealized gain (loss):
	Net realized gain (loss) from:
	Investments	12,022,017
	In-kind redemptions	—
	Futures contracts	46,700,179
	Swap contracts	(575,468)
	Forward foreign currency exchange contracts	(890,019)
	Foreign currency transactions	(970,885)
	Net change in unrealized gain (loss) on:
	Investments	(964,295)
	Futures contracts	3,902,886
	Swap contracts	3,819,563
	Forward foreign currency exchange contracts	(57,157)
	Foreign currency translation	(123,318)
	Net realized and unrealized gain (loss)	62,863,503
	NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,560,377
(a)	Statement of Operations for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on February 29, 2012.
(c)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Absolute Return Tracker	$474,563	$—	$477,464	$9,225	$360,671	$—	$90,719	$589,249	$—	$35,443	$3,505
Commodity Strategy	890,979	—	147,520	6,409	463,308	—	19,177	298,990	—	14,332	1,666
Dynamic Allocation	660,145	—	704,043	55	501,714	—	133,770	214,757	—	121,056	21
International Real Estate Securities	185,369	—	21,676	—	140,881	—	4,119	91,713	—	636	—
Managed Futures Strategy	154	—	239	41	117	—	45	2,701	—	58	15
Real Estate Securities	375,148	17,458	120,706	1,835	285,115	3,317	22,934	133,591	1,968	1,041	697

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)	Dynamic Allocation Fund	International Real Estate Securities Fund	Managed Futures Strategy Fund(b)	Real Estate Securities Fund

$3,357,274	$3,853,823	$—	$—	$—
47,414	2,549,137	10,668,667	—	11,995,299
3,404,688	6,402,960	10,668,667	—	11,995,299

5,654,606	8,288,970	3,212,265	68,758	5,036,862
797,473	971,318	237,349	2,936	448,663
1,044,908	1,364,243	207,045	434	515,147
315,948	146,426	41,701	26,626	61,036
75,624	64,328	52,919	50,446	39,234
95,150	65,450	44,700	66,950	48,800
159,402	80,936	178,887	40,517	81,791
226,074	104,393	57,699	36,353	96,371
17,697	17,254	15,478	14,733	15,930
—	—	—	240,654	—
—	—	—	12,000	—
—	—	—	—	12,300
—	—	—	—	12,300
26,606	19,552	13,346	9,655	21,994
8,413,488	11,122,870	4,061,389	570,062	6,390,428
(452,305)	(8,770)	(304,567)	(493,844)	(353,219)
7,961,183	11,114,100	3,756,822	76,218	6,037,209
(4,556,495)	(4,711,140)	6,911,845	(76,218)	5,958,090

5,005,447	6,212,502	7,868,396	—	44,819,572
—	—	—	—	55,570,222
(1,364,281)	55,194,466	—	(23,831)	—
(32,650,453)	(466,060)	—	(227,175)	—
—	—	—	(200,668)	—
—	(167,535)	(2,296)	45,827	—

(2,030,099)	15,699,000	93,535,711	—	(25,848,242)
551,250	(1,759,516)	—	87,278	—
14,059,974	7,850,803	—	924,202	—
—	—	—	48,482	—
—	(85,553)	(77,958)	(642)	—
(16,428,162)	82,478,107	101,323,853	653,473	74,541,552
$(20,984,657)	$77,766,967	$108,235,698	$577,255	$80,499,642

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets

	Absolute Return Tracker Fund		Commodity Strategy Fund(a)
	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011
From operations:
Net investment income (loss)	$(19,303,126)	$(18,259,586)	$(4,556,495)	$(3,424,287)
Net realized gain (loss)	56,285,824	(19,965,640)	(29,009,287)	70,979,452
Net change in unrealized gain (loss)	6,577,679	(33,377,307)	12,581,125	(76,724,505)
Net increase (decrease) in net assets resulting from operations	43,560,377	(71,602,533)	(20,984,657)	(9,169,340)

Distributions to shareholders:
From net investment income
Class A Shares	—	—	(1,459,480)	(3,791,752)
Class B Shares	—	—	—	—
Class C Shares	—	—	(76,187)	(261,717)
Institutional Shares	—	—	(5,948,169)	(15,994,032)
Service Shares	—	—	—	—
Class IR Shares	—	—	(102,825)	(501,802)
Class R Shares	—	—	(7,629)	(16,064)
From net realized gains
Class A Shares	(654,319)	(6,383,619)	—	—
Class C Shares	(189,601)	(811,990)	—	—
Institutional Shares	(6,367,015)	(16,722,585)	—	—
Class IR Shares	(83,548)	(209,827)	—	—
Class R Shares	(9,466)	(15,733)	—	—
From capital
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Institutional Shares	—	—	—	—
Class IR Shares	—	—	—	—
Total distributions to shareholders	(7,303,949)	(24,143,754)	(7,594,290)	(20,565,367)

From share transactions:
Proceeds from sales of shares	1,047,546,607	1,469,079,630	954,172,315	719,159,719
Reinvestment of distributions	6,262,420	18,608,561	6,091,115	17,225,195
Cost of shares redeemed	(1,430,996,579)	(866,777,047)	(722,661,244)	(603,265,935)
Cost of shares redeemed in connection with in-kind redemptions	—	—	—	—
Net increase (decrease) in net assets resulting from share transactions	(377,187,552)	620,911,144	237,602,186	133,118,979
TOTAL INCREASE (DECREASE)	(340,931,124)	525,164,857	209,023,239	103,384,272

Net assets:
Beginning of period	1,886,376,480	1,361,211,623	909,522,638	806,138,366
End of period	$1,545,445,356	$1,886,376,480	$1,118,545,877	$909,522,638
Undistributed (distributions in excess of) net investment income (loss)	$(5,115,719)	$(2,057,426)	$(3,493,640)	$6,291,086

(a)	Statement of Changes in Net Assets for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on February 29, 2012.
(c)	Includes cash received in connection with in-kind redemption of $3,219,329.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Dynamic Allocation Fund		International Real Estate Securities Fund		Managed Futures Strategy Fund	Real Estate Securities Fund
For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011	For the Period Ended December 31, 2012(b)	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011

$(4,711,140)	$(636,872)	$6,911,845	$8,442,249	$(76,218)	$5,958,090		$7,291,727
60,773,373	(8,606,056)	7,866,100	16,044,093	(405,847)	100,389,794		52,988,718
21,704,734	(973,830)	93,457,753	(93,373,222)	1,059,320	(25,848,242)		(6,849,841)
77,766,967	(10,216,758)	108,235,698	(68,886,880)	577,255	80,499,642		53,430,604

—	(695,703)	(2,519,620)	(3,111,520)	—	(2,094,578)		(2,546,078)
—	—	—	—	—	(14,038)		(23,312)
—	(58,166)	(177,343)	(50,095)	—	(106,331)		(109,456)
(2,059,633)	(1,322,252)	(27,127,070)	(7,295,162)	—	(5,474,218)		(7,315,778)
—	—	—	—	—	(66,818)		(72,385)
(40,089)	(324,756)	(156,779)	(439)	—	(9,312)		(4,066)
—	—	—	—	—	(4,383)		(4,071)

(10,711,521)	(383,552)	—	—	—	—		—
(2,686,509)	(128,162)	—	—	—	—		—
(28,608,911)	(474,542)	—	—	—	—		—
(2,067,937)	(134,476)	—	—	—	—		—
(390)	(26)	—	—	—	—		—

—	—	—	(11,007)	—	—		—
—	—	—	(235)	—	—		—
—	—	—	(20,656)	—	—		—
—	—	—	(1)	—	—		—
(46,174,990)	(3,521,635)	(29,980,812)	(10,489,115)	—	(7,769,678)		(10,075,146)

1,121,329,903	467,627,548	138,448,760	78,325,722	20,162,434	228,360,144		129,546,580
45,126,447	3,388,823	28,004,514	9,868,121	—	7,240,511		9,501,147
(394,784,975)	(139,515,356)	(171,333,616)	(122,631,825)	(307,219)	(284,801,107)		(149,564,926)
—	—	—	—	—	(146,308,330	)(c)	—
771,671,375	331,501,015	(4,880,342)	(34,437,982)	19,855,215	(195,508,782)		(10,517,199)
803,263,352	317,762,622	73,374,544	(113,813,977)	20,432,470	(122,778,818)		32,838,259

477,967,859	160,205,237	268,457,897	382,271,874	—	587,181,267		554,343,008
$1,281,231,211	$477,967,859	$341,832,441	$268,457,897	$20,432,470	$464,402,449		$587,181,267
$903,700	$(109,368)	$(24,817,270)	$(9,538,316)	$(189,272)	$614,387		$731,301

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$8.79	$(0.13)	$0.33	$0.20	$—	$(0.04)	$(0.04)
2012 - C	8.56	(0.19)	0.32	0.13	—	(0.04)	(0.04)
2012 - Institutional	8.90	(0.09)	0.33	0.24	—	(0.04)	(0.04)
2012 - IR	8.86	(0.11)	0.33	0.22	—	(0.04)	(0.04)
2012 - R	8.72	(0.15)	0.32	0.17	—	(0.04)	(0.04)
2011 - A	9.25	(0.12)	(0.23)	(0.35)	—	(0.11)	(0.11)
2011 - C	9.08	(0.18)	(0.23)	(0.41)	—	(0.11)	(0.11)
2011 - Institutional	9.34	(0.08)	(0.25)	(0.33)	—	(0.11)	(0.11)
2011 - IR	9.31	(0.09)	(0.25)	(0.34)	—	(0.11)	(0.11)
2011 - R	9.20	(0.14)	(0.23)	(0.37)	—	(0.11)	(0.11)
2010 - A	9.06	(0.13)	0.38	0.25	—	(0.06)	(0.06)
2010 - C	8.96	(0.19)	0.37	0.18	—	(0.06)	(0.06)
2010 - Institutional	9.11	(0.09)	0.38	0.29	—	(0.06)	(0.06)
2010 - IR	9.09	(0.10)	0.38	0.28	—	(0.06)	(0.06)
2010 - R	9.03	(0.14)	0.37	0.23	—	(0.06)	(0.06)
2009 - A	8.58	(0.12)	0.62	0.50	(0.01)	(0.01)	(0.02)
2009 - C	8.54	(0.19)	0.62	0.43	—	(0.01)	(0.01)
2009 - Institutional	8.60	(0.08)	0.62	0.54	(0.02)	(0.01)	(0.03)
2009 - IR	8.59	(0.11)	0.64	0.53	(0.02)	(0.01)	(0.03)
2009 - R	8.57	(0.14)	0.61	0.47	—	(0.01)	(0.01)

FOR THE PERIOD ENDED DECEMBER 31,
2008 - A (Commenced May 30, 2008)	10.00	0.01	(1.43)	(1.42)	—	—	—
2008 - C (Commenced May 30, 2008)	10.00	(0.03)	(1.43)	(1.46)	—	—	—
2008 - Institutional (Commenced May 30, 2008)	10.00	0.04	(1.44)	(1.40)	—	—	—
2008 - IR (Commenced May 30, 2008)	10.00	0.04	(1.45)	(1.41)	—	—	—
2008 - R (Commenced May 30, 2008)	10.00	0.01	(1.44)	(1.43)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$8.95	2.30%	$133,654	1.55%		1.59%		(1.44)%		79%
8.65	1.55	37,525	2.30		2.34		(2.19)		79
9.10	2.72	1,355,193	1.15		1.19		(1.04)		79
9.04	2.51	17,085	1.30		1.34		(1.19)		79
8.85	1.98	1,988	1.80		1.84		(1.69)		79
8.79	(3.77)	493,429	1.56		1.59		(1.31)		105
8.56	(4.50)	60,598	2.31		2.34		(2.06)		105
8.90	(3.51)	1,314,751	1.16		1.19		(0.88)		105
8.86	(3.63)	16,341	1.31		1.34		(1.02)		105
8.72	(4.00)	1,258	1.81		1.84		(1.54)		105
9.25	2.73	490,567	1.59		1.63		(1.39)		132
9.08	1.98	78,423	2.34		2.38		(2.13)		132
9.34	3.16	786,120	1.19		1.23		(0.97)		132
9.31	3.05	5,206	1.34		1.38		(1.12)		132
9.20	2.52	895	1.84		1.88		(1.60)		132
9.06	5.75	322,502	1.60		1.86		(1.36)		126
8.96	5.01	47,012	2.35		2.61		(2.13)		126
9.11	6.28	305,992	1.20		1.46		(0.93)		126
9.09	6.15	1,642	1.35		1.61		(1.18)		126
9.03	5.46	31	1.85		2.11		(1.60)		126

8.58	(14.20)	41,900	1.60	(d)	3.58	(d)	0.08	(d)	331
8.54	(14.60)	2,985	2.35	(d)	4.33	(d)	(0.68	)(d)	331
8.60	(14.00)	72,903	1.20	(d)	3.18	(d)	0.72	(d)	331
8.59	(14.10)	9	1.35	(d)	3.33	(d)	0.98	(d)	331
8.57	(14.30)	9	1.85	(d)	3.83	(d)	0.48	(d)	331

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS COMMODITY STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$5.88	$(0.03)	$(0.08)	$(0.11)	$(0.04)		$—	$(0.04)
2012 - C	5.78	(0.08)	(0.07)	(0.15)	(0.03)		—	(0.03)
2012 - Institutional	5.89	(0.02)	(0.07)	(0.09)	(0.05)		—	(0.05)
2012 - IR	5.91	(0.03)	(0.07)	(0.10)	(0.05)		—	(0.05)
2012 - R	5.85	(0.05)	(0.07)	(0.12)	(0.04)		—	(0.04)
2011 - A	6.03	(0.04)	0.01	(0.03)	(0.12)		—	(0.12)
2011 - C	5.95	(0.08)	0.01	(0.07)	(0.10)		—	(0.10)
2011 - Institutional	6.04	(0.02)	—	(0.02)	(0.13)		—	(0.13)
2011 - IR	6.05	(0.02)	0.01	(0.01)	(0.13)		—	(0.13)
2011 - R	6.01	(0.05)	0.01	(0.04)	(0.12)		—	(0.12)
2010 - A	6.19	(0.02)	0.52	0.50	(0.66)		—	(0.66)
2010 - C	6.14	(0.06)	0.51	0.45	(0.64)		—	(0.64)
2010 - Institutional	6.19	— (d)	0.52	0.52	(0.67)		—	(0.67)
2010 - IR	6.20	(0.01)	0.53	0.52	(0.67)		—	(0.67)
2010 - R	6.18	(0.04)	0.52	0.48	(0.65)		—	(0.65)
2009 - A	5.40	0.02	0.91	0.93	(0.14)		—	(0.14)
2009 - C	5.38	(0.02)	0.90	0.88	(0.12)		—	(0.12)
2009 - Institutional	5.43	0.04	0.88	0.92	(0.16)		—	(0.16)
2009 - IR	5.40	0.05	0.90	0.95	(0.15)		—	(0.15)
2009 - R	5.40	— (d)	0.92	0.92	(0.14)		—	(0.14)
2008 - A	12.22	0.20	(6.19)	(5.99)	(0.21	)(e)	(0.62)	(0.83)
2008 - C	12.20	0.11	(6.18)	(6.07)	(0.13	)(e)	(0.62)	(0.75)
2008 - Institutional	12.26	0.25	(6.21)	(5.96)	(0.25	)(e)	(0.62)	(0.87)
2008 - IR	12.21	0.23	(6.18)	(5.95)	(0.24	)(e)	(0.62)	(0.86)
2008 - R	12.21	0.17	(6.18)	(6.01)	(0.18	)(e)	(0.62)	(0.80)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Includes distribution of capital of less than $0.005 per share.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$5.73	(1.91)%	$353,082	0.92%	0.96%	(0.59)%	690%
5.60	(2.64)	13,994	1.67	1.71	(1.39)	690
5.75	(1.57)	742,974	0.58	0.62	(0.29)	690
5.76	(1.81)	7,045	0.67	0.71	(0.45)	690
5.69	(2.14)	1,450	1.17	1.21	(0.86)	690
5.88	(0.56)	205,561	0.92	0.95	(0.61)	581
5.78	(1.26)	15,273	1.67	1.70	(1.36)	581
5.89	(0.41)	668,618	0.58	0.61	(0.27)	581
5.91	(0.28)	19,007	0.67	0.70	(0.37)	581
5.85	(0.83)	1,063	1.17	1.20	(0.87)	581
6.03	8.46	145,288	0.92	0.96	(0.34)	162
5.95	7.70	11,455	1.67	1.71	(1.10)	162
6.04	8.85	641,978	0.58	0.62	(0.02)	162
6.05	8.79	6,957	0.67	0.71	(0.23)	162
6.01	8.20	459	1.17	1.21	(0.63)	162
6.19	17.12	111,685	0.92	1.04	0.37	104
6.14	16.15	5,669	1.67	1.79	(0.35)	104
6.19	16.84	475,318	0.58	0.70	0.65	104
6.20	17.76	67	0.68	0.79	0.81	104
6.18	17.07	109	1.17	1.29	0.01	104
5.40	(49.23)	40,118	0.92	1.06	1.62	279
5.38	(49.66)	2,208	1.67	1.81	0.91	279
5.43	(48.96)	127,630	0.58	0.72	1.97	279
5.40	(49.14)	17	0.67	0.81	1.90	279
5.40	(49.39)	9	1.17	1.31	1.43	279

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$10.29	$(0.07)	$0.86	$0.79	$—	$(0.38)	$(0.38)
2012 - C	10.18	(0.14)	0.84	0.70	—	(0.38)	(0.38)
2012 - Institutional	10.35	(0.04)	0.88	0.84	(0.03)	(0.38)	(0.41)
2012 - IR	10.33	(0.03)	0.85	0.82	(0.01)	(0.38)	(0.39)
2012 - R	10.28	(0.09)	0.86	0.77	—	(0.38)	(0.38)
2011 - A	10.54	(0.03)	(0.15)	(0.18)	(0.04)	(0.03)	(0.07)
2011 - C	10.47	(0.13)	(0.12)	(0.25)	(0.01)	(0.03)	(0.04)
2011 - Institutional	10.59	0.01	(0.16)	(0.15)	(0.06)	(0.03)	(0.09)
2011 - IR	10.57	(0.02)	(0.14)	(0.16)	(0.05)	(0.03)	(0.08)
2011 - R	10.52	(0.05)	(0.16)	(0.21)	—	(0.03)	(0.03)

FOR THE PERIOD ENDED DECEMBER 31,
2010 - A (Commenced January 5, 2010)	10.00	(0.04)	0.77	0.73	—	(0.19)	(0.19)
2010 - C (Commenced January 5, 2010)	10.00	(0.11)	0.77	0.66	—	(0.19)	(0.19)
2010 - Institutional (Commenced January 5, 2010)	10.00	(0.01)	0.79	0.78	—	(0.19)	(0.19)
2010 - IR (Commenced January 5, 2010)	10.00	(0.04)	0.80	0.76	—	(0.19)	(0.19)
2010 - R (Commenced January 5, 2010)	10.00	(0.07)	0.78	0.71	—	(0.19)	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets (including interest and dividend expense for securities sold short)		Ratio of net expenses to average net assets (excluding interest and dividend expense for securities sold short)		Ratio of total expenses to average net assets (including interest and dividend expense for securities sold short)		Ratio of total expenses to average net assets (excluding interest and dividend expense for securities sold short)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate (including securities sold short)(c)	Portfolio turnover rate (excluding securities sold short)(c)

$10.70	7.66%	$291,432	1.38%		1.38%		1.38%		1.38%		(0.61)%		177%	177%
10.50	6.86	76,580	2.13		2.13		2.13		2.13		(1.32)		177	177
10.78	8.06	853,273	0.97		0.97		0.97		0.97		(0.37)		177	177
10.76	7.89	59,935	1.13		1.13		1.14		1.14		(0.31)		177	177
10.67	7.48	11	1.63		1.63		1.64		1.64		(0.84)		177	177
10.29	(1.72)	165,877	1.39		1.39		1.47		1.47		(0.32)		297	297
10.18	(2.43)	56,025	2.14		2.14		2.22		2.22		(1.22)		297	297
10.35	(1.38)	199,083	0.99		0.99		1.07		1.07		0.08		297	297
10.33	(1.47)	56,972	1.14		1.14		1.22		1.22		(0.22)		297	297
10.28	(2.04)	10	1.64		1.64		1.72		1.72		(0.49)		297	297

10.54	7.29	43,222	1.41	(d)	1.39	(d)	2.13	(d)	2.11	(d)	(0.39	)(d)	180	175
10.47	6.59	8,567	2.16	(d)	2.14	(d)	2.88	(d)	2.86	(d)	(1.06	)(d)	180	175
10.59	7.80	84,928	1.01	(d)	0.99	(d)	1.73	(d)	1.71	(d)	(0.14	)(d)	180	175
10.57	7.60	23,477	1.16	(d)	1.14	(d)	1.88	(d)	1.86	(d)	(0.38	)(d)	180	175
10.52	7.10	11	1.66	(d)	1.64	(d)	2.38	(d)	2.36	(d)	(0.66	)(d)	180	175

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$4.94	$0.12		$1.95	$2.07	$(0.55)	$—	$(0.55)
2012 - C	4.95	0.07		1.96	2.03	(0.52)	—	(0.52)
2012 - Institutional	4.84	0.14		1.91	2.05	(0.60)	—	(0.60)
2012 - IR	4.92	0.14		1.93	2.07	(0.59)	—	(0.59)
2011 - A	6.32	0.13		(1.34)	(1.21)	(0.17)	—	(0.17)
2011 - C	6.34	0.08		(1.35)	(1.27)	(0.12)	—	(0.12)
2011 - Institutional	6.20	0.15		(1.32)	(1.17)	(0.19)	—	(0.19)
2011 - IR	6.30	0.15		(1.35)	(1.20)	(0.18)	—	(0.18)
2010 - A	6.01	0.22		0.51	0.73	(0.42)	—	(0.42)
2010 - C	5.98	0.16		0.54	0.70	(0.34)	—	(0.34)
2010 - Institutional	5.92	0.25		0.49	0.74	(0.46)	—	(0.46)
2010 - IR	6.00	0.27		0.48	0.75	(0.45)	—	(0.45)
2009 - A	5.14	0.14	(d)	1.56	1.70	(0.81)	(0.02)	(0.83)
2009 - C	5.10	0.10	(d)	1.54	1.64	(0.74)	(0.02)	(0.76)
2009 - Institutional	5.10	0.16	(d)	1.53	1.69	(0.85)	(0.02)	(0.87)
2009 - IR	5.14	0.15	(d)	1.56	1.71	(0.83)	(0.02)	(0.85)
2008 - A	10.85	0.15		(5.77)	(5.62)	—	(0.09)	(0.09)
2008 - C	10.80	0.10		(5.73)	(5.63)	—	(0.07)	(0.07)
2008 - Institutional	10.84	0.19		(5.82)	(5.63)	—	(0.11)	(0.11)
2008 - IR	10.81	0.17		(5.74)	(5.57)	—	(0.10)	(0.10)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.15% of average net assets.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.46	42.31%	$23,019	1.52%	1.63%	2.01%		55%
6.46	41.43	2,253	2.27	2.37	1.23		55
6.29	42.78	314,518	1.12	1.22	2.35		55
6.40	42.62	2,043	1.27	1.36	2.25		55
4.94	(19.46)	83,295	1.53	1.64	2.15		67
4.95	(20.20)	1,980	2.28	2.39	1.37		67
4.84	(19.14)	183,167	1.13	1.24	2.56		67
4.92	(19.26)	16	1.28	1.39	2.59		67
6.32	12.73	140,955	1.53	1.62	3.74		69
6.34	12.08	3,157	2.28	2.37	2.78		69
6.20	13.10	238,149	1.13	1.22	4.19		69
6.30	13.07	10	1.28	1.37	4.46		69
6.01	33.46	128,398	1.53	1.62	2.48	(d)	115
5.98	32.47	4,370	2.28	2.37	1.79	(d)	115
5.92	33.46	206,999	1.13	1.22	2.82	(d)	115
6.00	33.74	6	1.28	1.37	2.70	(d)	115
5.14	(52.04)	127,811	1.53	1.60	1.77		96
5.10	(52.33)	5,175	2.28	2.35	1.20		96
5.10	(52.25)	162,396	1.13	1.20	2.21		96
5.14	(51.78)	5	1.28	1.35	2.11		96

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain	Total from investment operations
FOR THE PERIOD ENDED DECEMBER 31,
2012 - A (Commenced February 29, 2012)	$10.00	$(0.12)	$0.68	$0.56
2012 - C (Commenced February 29, 2012)	10.00	(0.19)	0.67	0.48
2012 - Institutional (Commenced February 29, 2012)	10.00	(0.09)	0.68	0.59
2012 - IR (Commenced February 29, 2012)	10.00	(0.10)	0.68	0.58
2012 - R (Commenced February 29, 2012)	10.00	(0.15)	0.68	0.53

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment loss to average net assets(c)	Portfolio turnover rate(d)

$10.56	5.50%	$272	1.44%	8.63%	(1.47)%	—%
10.48	4.80	339	2.15	7.43	(2.18)	—
10.59	5.80	19,401	1.06	8.04	(1.09)	—
10.58	5.70	410	1.20	5.65	(1.21)	—
10.53	5.30	11	1.72	8.98	(1.75)	—

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$13.48	$0.12	$2.05	$2.17	$(0.21)	$—	$—	$(0.21)
2012 - B	13.43	0.03	2.02	2.05	(0.12)	—	—	(0.12)
2012 - C	13.22	0.04	1.99	2.03	(0.13)	—	—	(0.13)
2012 - Institutional	13.67	0.21	2.05	2.26	(0.25)	—	—	(0.25)
2012 - Service	13.57	0.14	2.02	2.16	(0.20)	—	—	(0.20)
2012 - IR	13.51	0.19	2.03	2.22	(0.24)	—	—	(0.24)
2012 - R	13.45	0.13	2.00	2.13	(0.19)	—	—	(0.19)
2011 - A	12.47	0.13	1.08	1.21	(0.20)	—	—	(0.20)
2011 - B	12.45	0.02	1.08	1.10	(0.12)	—	—	(0.12)
2011 - C	12.26	0.03	1.06	1.09	(0.13)	—	—	(0.13)
2011 - Institutional	12.62	0.18	1.11	1.29	(0.24)	—	—	(0.24)
2011 - Service	12.55	0.11	1.10	1.21	(0.19)	—	—	(0.19)
2011 - IR	12.50	0.20	1.04	1.24	(0.23)	—	—	(0.23)
2011 - R	12.44	0.10	1.08	1.18	(0.17)	—	—	(0.17)
2010 - A	9.99	0.10	2.58	2.68	(0.20)	—	—	(0.20)
2010 - B	9.98	0.01	2.59	2.60	(0.13)	—	—	(0.13)
2010 - C	9.84	0.02	2.54	2.56	(0.14)	—	—	(0.14)
2010 - Institutional	10.09	0.15	2.61	2.76	(0.23)	—	—	(0.23)
2010 - Service	10.05	0.09	2.60	2.69	(0.19)	—	—	(0.19)
2010 - IR	10.00	0.18	2.54	2.72	(0.22)	—	—	(0.22)
2010 - R	9.97	0.08	2.57	2.65	(0.18)	—	—	(0.18)
2009 - A	8.25	0.21	1.75	1.96	(0.22)	—	—	(0.22)
2009 - B	8.25	0.16	1.74	1.90	(0.17)	—	—	(0.17)
2009 - C	8.15	0.16	1.71	1.87	(0.18)	—	—	(0.18)
2009 - Institutional	8.34	0.25	1.75	2.00	(0.25)	—	—	(0.25)
2009 - Service	8.31	0.21	1.74	1.95	(0.21)	—	—	(0.21)
2009 - IR	8.27	0.24	1.73	1.97	(0.24)	—	—	(0.24)
2009 - R	8.25	0.20	1.73	1.93	(0.21)	—	—	(0.21)
2008 - A	15.50	0.22	(6.50)	(6.28)	(0.26)	(0.59)	(0.12)	(0.97)
2008 - B	15.51	0.11	(6.49)	(6.38)	(0.20)	(0.59)	(0.09)	(0.88)
2008 - C	15.34	0.11	(6.42)	(6.31)	(0.20)	(0.59)	(0.09)	(0.88)
2008 - Institutional	15.61	0.29	(6.55)	(6.26)	(0.29)	(0.59)	(0.13)	(1.01)
2008 - Service	15.59	0.23	(6.55)	(6.32)	(0.26)	(0.59)	(0.11)	(0.96)
2008 - IR	15.50	0.27	(6.50)	(6.23)	(0.29)	(0.59)	(0.12)	(1.00)
2008 - R	15.50	0.22	(6.53)	(6.31)	(0.24)	(0.59)	(0.11)	(0.94)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$15.44	16.11%	$63,171	1.44%	1.51%	0.80%	40%
15.36	15.26	1,434	2.19	2.26	0.19	40
15.12	15.34	12,403	2.19	2.26	0.25	40
15.68	16.59	381,641	1.04	1.11	1.40	40
15.53	15.93	4,694	1.54	1.61	0.91	40
15.49	16.45	540	1.19	1.26	1.26	40
15.39	15.90	521	1.69	1.76	0.88	40
13.48	9.79	166,917	1.44	1.51	0.98	46
13.43	8.89	1,850	2.19	2.26	0.13	46
13.22	8.91	10,954	2.19	2.26	0.22	46
13.67	10.32	402,103	1.04	1.11	1.38	46
13.57	9.71	4,670	1.54	1.61	0.83	46
13.51	9.99	443	1.19	1.26	1.57	46
13.45	9.51	245	1.69	1.76	0.74	46
12.47	27.07	161,065	1.44	1.50	0.95	59
12.45	26.18	2,923	2.19	2.25	0.13	59
12.26	26.18	10,907	2.19	2.25	0.21	59
12.62	27.67	373,776	1.04	1.10	1.33	59
12.55	26.99	5,345	1.54	1.60	0.83	59
12.50	27.39	90	1.19	1.25	1.50	59
12.44	26.80	237	1.69	1.75	0.78	59
9.99	25.12	138,409	1.44	1.55	2.76	114
9.98	24.20	4,058	2.19	2.30	2.08	114
9.84	24.09	8,192	2.19	2.30	2.08	114
10.09	25.48	356,025	1.04	1.15	3.18	114
10.05	24.84	5,589	1.54	1.65	2.73	114
10.00	25.39	7	1.19	1.30	3.07	114
9.97	24.81	116	1.69	1.80	2.44	114
8.25	(40.89)	129,634	1.44	1.51	1.60	39
8.25	(41.29)	4,742	2.19	2.26	0.81	39
8.15	(41.27)	7,208	2.19	2.26	0.90	39
8.34	(40.54)	247,916	1.04	1.11	2.19	39
8.31	(40.88)	4,389	1.54	1.61	1.72	39
8.27	(40.64)	6	1.19	1.26	2.04	39
8.25	(41.00)	7	1.69	1.76	1.76	39

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Absolute Return Tracker	A, C, Institutional, IR and R	Diversified
Commodity Strategy, Dynamic Allocation and Managed Futures Strategy(a)	A, C, Institutional, IR and R	Non-diversified
International Real Estate Securities	A, C, Institutional and IR	Non-diversified
Real Estate Securities	A, B, C, Institutional, Service, IR and R	Non-diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.
(a)	Commenced operations on February 29, 2012.

Class A Shares of the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities, Managed Futures Strategy and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis for Consolidation for the Commodity Strategy Fund — Goldman Sachs Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 2, 2009 and is currently a wholly-owned subsidiary of the Commodity Strategy Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 17, 2009, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of December 31, 2012, the Fund’s net assets were approximately $1,118,546,000, of which approximately $192,775,000, or approximately 17%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments on swaps are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

E.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Managed Futures Strategy Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Managed Futures Strategy Fund were expensed on the first day of operations.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy	Annually	Annually
Real Estate Securities	Quarterly	Annually
Commodity Strategy and International Real Estate Securities	Semi-Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Commodity Strategy Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2012

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

H.  In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investment. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby the Funds sell mortgage-backed securities and simultaneously contract with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, the Funds will not be entitled to accrue interest and receive principal payments on the securities sold.

iii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv.  Commodity Index-Linked Structured Notes — Structured notes values are based on the price movements of a commodity index. These commodity index-linked structured notes are valued daily by the issuing counterparties under

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

procedures approved by the Trustees. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These notes are subject to prepayment, credit and interest rate risks. These notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The Funds have the option to request prepayment from the issuer at any time. Interim payments received/(paid) are recorded as net realized gains (losses), and at maturity, or when a structured note is sold, the Funds record a realized gain or loss.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counter party agree to either make periodic payments on a specified notional amount or a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and counterparties. Certain swap transactions can be settled by being submitted through a derivatives clearing member (“DCM”), acting in an agency capacity, to a central clearinghouse (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the broker (or in some cases, segregated in a triparty account on behalf of the broker), which can be adjusted by any mark to market gains pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest is required to exceed the value of

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2012:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$28,214,106	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	1,128,759,126	—	—
Repurchase Agreements	—	309,000,000	—
Total	$1,128,759,126	$337,214,106	$—

Derivative Type
Assets(a)
Futures Contracts	$5,192,455	$—	$—
Forward Foreign Currency Exchange Contracts	—	950,357	—
Total Return Swap Contracts	—	4,307,437	—
Total	$5,192,455	$5,257,794	$—
Liabilities(a)
Futures Contracts	$(1,281,826)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(2,035,379)	—
Total Return Swap Contracts	—	(487,874)	—
Total	$(1,281,826)	$(2,523,253)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$231,964,596	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	367,575,673	54,600,515	—
Asset-Backed Securities	—	284,100	—
Short-term Investment	340,972,118	—	—
Total	$708,547,791	$286,849,211	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sale Contracts	$—	$(115,178,123)	$—

Derivative Type
Assets(a)
Futures Contracts	$400,376	$—	$—
Interest Rate Swap Contracts	—	415,058	—
Total Return Swap Contracts	—	1,225,431	—
Total	$400,376	$1,640,489	$—
Liabilities(a)
Futures Contracts	$(78,926)	$—	$—
Interest Rate Swap Contracts	—	(78,919)	—
Total Return Swap Contracts	—	(5,895,568)	—
Total	$(78,926)	$(5,974,487)	$—

DYNAMIC ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$129,792,777	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	389,559,039	—	—
Common Stock and/or Other Equity Investments	172,877,316	—	—
Short-term Investment	568,395,947	—	—
Total	$1,130,832,302	$129,792,777	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

DYNAMIC ALLOCATION (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(a)
Futures Contracts	$3,576,029	$—	$—
Credit Default Swap Contracts	—	8,524,509	—
Liabilities(a)
Futures Contracts	$(1,966,638)	$—	$—

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$32,745,197	$—	$—
Other	—	303,454,574 (b)	—

MANAGED FUTURES STRATEGY

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$97,199	$—	$—
Forward Foreign Currency Exchange Contracts	—	80,891	—
Interest Rate Swap Contracts	—	1,006,950	—
Total	$97,199	$1,087,841	$—
Liabilities(a)
Futures Contracts	$(9,921)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(32,409)	—
Interest Rate Swap Contracts	—	(82,748)	—
Total	$(9,921)	$(115,157)	$—

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$455,539,682	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.
(b)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of December 31, 2012. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Absolute Return Tracker
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$950,357		Payable for unrealized loss on forward foreign currency exchange contracts	$(2,035,379)
Equity	Receivable for unrealized gain on swap contracts, Unrealized gain on futures variation margin	9,123,077	(a)	Payable for unrealized loss on swap contracts, Unrealized loss on futures variation margin	(1,769,700)	(a)(b)
Interest Rate	Net unrealized gain on futures variation margin	376,815	(a)	—	—
Total		$10,450,249			$(3,805,079)

Commodity Strategy
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts	$1,225,431		Payable for unrealized loss on swap contracts	$(5,895,568)	(b)
Interest Rate	Receivable for unrealized gain on swap contracts, Unrealized gain on futures variation margin	815,434	(a)	Payable for unrealized loss on swap contracts, Unrealized loss on futures variation margin	(157,845)	(a)(b)
Total		$2,040,865			$(6,053,413)

Dynamic Allocation
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$8,524,509	(a)	—	$—
Equity	Unrealized gain on futures variation margin	1,488,174	(a)	Unrealized loss on futures variation margin	(1,966,638)	(a)
Interest Rate	Unrealized gain on futures variation margin	2,087,855	(a)	—	—
Total		$12,100,538			$(1,966,638)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2012

4. INVESTMENTS IN DERIVATIVES (continued)

Managed Futures Strategy
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$80,891		Payable for unrealized loss on forward foreign currency exchange contracts	$(32,409)
Equity	Unrealized gain on futures variation margin	97,199	(a)	Unrealized loss on futures variation margin	(9,921)
Interest Rate	Receivable for unrealized gain on swap contracts	1,006,950	(a)	Payable for unrealized loss on swap contracts	(82,748)	(a)(b)
Total		$1,185,040			$(125,078)

(a)	Includes unrealized gain (loss) on futures and centrally cleared swaps contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $487,874, $5,974,487 and $82,748 for the Absolute Return Tracker, Commodity Strategy and Managed Futures Strategy Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Absolute Return Tracker
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(890,019)	$(57,157)	10
Equity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	54,906,117	5,796,689	6,020
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(8,781,406)	1,925,760	985
Total		$45,234,692	$7,665,292	7,015

Commodity Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(31,204,661)	$13,536,535	7
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(2,810,073)	1,074,689	1,273
Total		$(34,014,734)	$14,611,224	1,280

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Dynamic Allocation
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(466,060)	$7,850,803	9
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	47,995,407	(824,575)	4,111
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	7,199,059	(934,941)	2,344
Total		$54,728,406	$6,091,287	6,464

Managed Futures Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(200,668)	$48,482	180
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(23,831)	87,278	152
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(227,175)	924,202	33
Total		$(451,674)	$1,059,962	365

(a)	Average number of contracts is based on the average of month end balances for the period ended December 31, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%	1.10%	1.10%
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.50	(1)
Dynamic Allocation	0.90	0.81	0.77	0.75	0.74	0.88	0.88
International Real Estate Securities	1.05	1.05	0.95	0.90	0.88	1.05	1.02	(2)
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	1.00
Real Estate Securities	1.00	0.90	0.86	0.84	0.82	1.00	1.00

(1)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement (as defined below) after the waivers.
(2)	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through at least April 2, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.50% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Commodity Strategy Fund’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2012, GSAM waived $1,044,823 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended December 31, 2012, Goldman Sachs advised that it retained front end sales charges of approximately $5,900, $57,200, $56,300, $1,100, $300 and $8,300 for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, International Real Estate Securities, Managed Futures Strategy and Real Estate Securities Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% (except for the Commodity Strategy Fund, which charges at an annual rate of 0.13%) of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), dividend and interest expenses on short sales, Administration Share fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, International Real Estate Securities, Managed Futures Strategy and Real Estate Securities Funds are 0.014%, 0.044%, 0.054%, 0.064%, 0.104% and 0.004%, respectively. These Other Expense reimbursements will remain in place through at least April 2, 2013 (April 29, 2013 for the Managed Futures Strategy Fund), and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiary also pays certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit the Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$—	$581	$99	$680
Commodity Strategy	—	410	42	452
Dynamic Allocation	—	9	—	9
International Real Estate Securities	92	209	4	305
Managed Futures Strategy	—	489	5	494
Real Estate Securities	—	345	8	353

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees		Transfer Agent Fees	Total
Absolute Return Tracker	$1,458	$62		$77	$1,597
Commodity Strategy	470	88		67	625
Dynamic Allocation	952	129		99	1,180
International Real Estate Securities	289	7		15	311
Managed Futures Strategy	13	—	(a)	1	14
Real Estate Securities	381	27		25	433

(a)	Amount is less than $500.

G.  Line of Credit Facility — As of December 31, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2012, Goldman Sachs earned approximately $39,100 and $152,100 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker and Dynamic Allocation Funds, respectively.

As of December 31, 2012, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio
Commodity Strategy	—%	—%	—%	10%
Dynamic Allocation	7	12	10	—
International Real Estate Securities	—	—	—	31
Real Estate Securities	—	—	—	24

As of December 31, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class R Shares of the Dynamic Allocation Fund and approximately 38% and 100% of the Institutional Class and Class R Shares of the Managed Futures Strategy Fund.

GOLDMAN SACHS SELECT SATELLITE FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The cost of purchases and proceeds from sales and maturities of long-term securities (excluding in-kind transactions) for the fiscal year ended December 31, 2012, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$57,441,178	$—	$123,672,070
Commodity Strategy	3,364,485,246	—	2,978,669,832	31,748,205
Dynamic Allocation	831,209,123	398,479,860	582,803,040	149,935,454
International Real Estate Securities	—	164,867,453	—	196,144,361
Managed Futures Strategy	—	—	—	—
Real Estate Securities	—	196,999,940	—	245,872,892

The proceeds from in-kind redemption transactions for the Real Estate Securities Fund were $143,089,001 for the fiscal year ended December 31, 2012.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	International Real Estate Securities	Managed Futures Strategy	Real Estate Securities
Distributions paid from:
Ordinary income	$—	$7,594,290	$38,383,442	$29,980,812	$—	$7,769,678
Net long-term capital gains	7,303,949	—	7,791,548	—	—	—
Total taxable distributions	$7,303,949	$7,594,290	$46,174,990	$29,980,812	$—	$7,769,678

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$5,078,153	$20,565,367	$3,521,635	$10,457,216	$10,075,146
Net long-term capital gains	19,065,601	—	—	—	—
Total taxable distributions	$24,143,754	$20,565,367	$3,521,635	$10,457,216	$10,075,146
Tax return of capital	$—	$—	$—	$31,899	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2012

7. TAX INFORMATION (continued)

As of December 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	International Real Estate Securities	Managed Futures Strategy	Real Estate Securities
Undistributed ordinary income — net	$—	$—	$2,425,019	$3,075,654	$—	$—
Undistributed long-term capital gains	3,958,035	—	1,214,794	—	—	—
Total undistributed earnings	$3,958,035	$—	$3,639,813	$3,075,654	$—	$—
Capital loss carryforwards:(1)
Expiring 2016	$—	$(16,303,834)	$—	$(336,773,705)	$—	$—
Expiring 2017	—	(67,560,179)	—	(239,206,981)	—	(95,282,307)
Expiring 2018	—	—	—	(18,621,372)	—	—
Perpetual Short-term	—	—	—	(3,961,851)	—	—
Perpetual Long-term	—	(1,356,793)	—	(6,547,426)	—	—
Total capital loss carryforwards	$—	$(85,220,806)	$—	$(605,111,335)	$—	$(95,282,307)
Timing differences (Qualified Late Year Loss Deferral/certain REIT dividends/straddle loss deferral)	(2,564,221)	(2,761,325)	(69,762)	—	(142,231)	467,167
Unrealized gains (losses) — net	6,055,937	(8,260,491)	20,098,190	33,665,749	1,016,681	112,341,096
Total accumulated gains (losses) — net	$7,449,751	$(96,242,622)	$23,668,241	$(568,369,932)	$874,450	$17,525,956

(1)	Expiration occurs on December 31 of the year indicated. The Absolute Return Tracker, Dynamic Allocation and Real Estate Securities Funds utilized $38,612,618, $3,055,670 and $44,472,796 respectively, of capital losses in the current fiscal year.

As of December 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	International Real Estate Securities	Managed Futures Strategy	Real Estate Securities
Tax cost	$1,463,763,082	$995,677,747	$1,250,686,727	$302,393,016	$—	$343,198,586
Gross unrealized gain	2,322,000	190,954	31,780,751	79,267,420	—	113,317,200
Gross unrealized loss	(111,850)	(471,699)	(21,842,399)	(45,460,665)	—	(976,104)
Net unrealized security gain (loss)	$2,210,150	$(280,745)	$9,938,352	$33,806,755	$—	$112,341,096
Net unrealized gain (loss) on other investments	3,845,787	(7,979,746)	10,159,838	(141,006)	1,016,681	—
Net unrealized gain (loss)	$6,055,937	$(8,260,491)	$20,098,190	$33,665,749	$1,016,681	$112,341,096

As of December 31, 2012, the Managed Futures Strategy Fund did not have any aggregate security unrealized gains, losses or cost for U.S. federal income tax purposes.

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences related to the tax treatment of swap transactions, underlying fund investments, passive foreign investment companies and real estate investment trust investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from taxable over-distributions, net operating losses, and differences in the tax treatment of underlying fund investments, foreign

GOLDMAN SACHS SELECT SATELLITE FUNDS

7. TAX INFORMATION (continued)

currency transactions, swap transactions, passive foreign investment companies, real estate investment trust investments, in-kind redemption transactions, and the recognition of income and gains (losses) of certain bonds.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Absolute Return Tracker	$(11,093,360)	$(5,151,473)	$16,244,833
Commodity Strategy	(31,137,351)	28,771,292	2,366,059
Dynamic Allocation	—	(7,823,930)	7,823,930
International Real Estate Securities	(342,790)	(7,447,223)	7,790,013
Managed Futures Strategy	(297,195)	410,249	(113,054)
Real Estate Securities	50,479,300	(52,173,974)	1,694,674

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) and active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2012

8. OTHER RISKS (continued)

exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The Funds (except for the Absolute Return Tracker Fund) are non-diversified and are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, each Fund (except for the Absolute Return Tracker Fund) may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — The Real Estate Securities Fund and the International Real Estate Securities Fund invest primarily in securities of issuers (non-U.S. issuers, in the case of International Real Estate Securities Fund) that are primarily engaged in or related to the real estate industry, and each Fund has a policy of concentrating its investments in the real estate industry. Therefore, investments in the Funds are subject to certain risks associated with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

As of January 1, 2013, GSAM is subject to registration as a commodity pool operator (CPO) under the Commodity Exchange Act with respect to the Absolute Return Tracker Fund, Commodity Strategy Fund, Dynamic Allocation Fund, and Managed Futures Strategy Fund. However, as a result of proposed rulemaking by the Commodity Futures Trading Commission (“CFTC”) that has not yet been adopted, GSAM is not yet subject to CFTC recordkeeping, reporting and disclosure requirements and the impact of these requirements, including their impact on the Funds’ financial statements, remains uncertain.

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,799,170	$51,720,261	45,818,928	$421,045,260
Reinvestment of distributions	69,913	622,236	683,763	6,078,651
Shares redeemed	(47,062,301)	(416,390,523)	(43,379,206)	(391,160,377)
	(41,193,218)	(364,048,026)	3,123,485	35,963,534
Class C Shares
Shares sold	496,983	4,310,655	1,889,978	17,043,198
Reinvestment of distributions	15,930	136,994	61,820	535,368
Shares redeemed	(3,251,764)	(28,145,312)	(3,506,777)	(31,294,758)
	(2,738,851)	(23,697,663)	(1,554,979)	(13,716,192)
Institutional Shares
Shares sold	108,536,759	979,643,830	109,975,319	1,013,459,942
Reinvestment of distributions	597,812	5,410,200	1,307,665	11,768,983
Shares redeemed	(107,880,698)	(975,600,856)	(47,837,102)	(438,668,414)
	1,253,873	9,453,174	63,445,882	586,560,511
Class IR Shares
Shares sold	1,206,735	10,834,748	1,877,190	17,076,744
Reinvestment of distributions	9,292	83,536	23,444	209,827
Shares redeemed	(1,170,411)	(10,518,650)	(615,826)	(5,607,994)
	45,616	399,634	1,284,808	11,678,577
Class R Shares
Shares sold	117,771	1,037,113	50,247	454,486
Reinvestment of distributions	1,074	9,454	1,786	15,732
Shares redeemed	(38,504)	(341,238)	(5,050)	(45,504)
	80,341	705,329	46,983	424,714
NET INCREASE (DECREASE)	(42,552,239)	$(377,187,552)	66,346,179	$620,911,144

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	86,949,603	$494,110,097	30,971,502	$192,545,566
Reinvestment of distributions	176,948	1,082,945	502,558	3,172,797
Shares redeemed	(60,493,075)	(343,057,022)	(20,607,636)	(128,673,036)
	26,633,476	152,136,020	10,866,424	67,045,327
Class C Shares
Shares sold	828,244	4,728,580	1,779,613	11,291,761
Reinvestment of distributions	8,718	52,398	28,279	176,756
Shares redeemed	(980,921)	(5,614,087)	(1,089,099)	(6,614,242)
	(143,959)	(833,109)	718,793	4,854,275
Institutional Shares
Shares sold	78,176,583	450,010,812	74,902,783	468,773,365
Reinvestment of distributions	796,538	4,845,401	2,109,971	13,404,142
Shares redeemed	(63,297,957)	(357,400,751)	(69,820,838)	(436,178,237)
	15,675,164	97,455,462	7,191,916	45,999,270
Class IR Shares
Shares sold	770,720	4,605,691	7,137,902	45,761,044
Reinvestment of distributions	16,753	102,742	70,673	455,436
Shares redeemed	(2,782,620)	(16,296,923)	(5,141,505)	(31,659,006)
	(1,995,147)	(11,588,490)	2,067,070	14,557,474
Class R Shares
Shares sold	123,733	717,135	125,969	787,983
Reinvestment of distributions	1,255	7,629	2,585	16,064
Shares redeemed	(51,849)	(292,461)	(23,179)	(141,414)
	73,139	432,303	105,375	662,633
NET INCREASE	40,242,673	$237,602,186	20,949,578	$133,118,979

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Dynamic Allocation Fund

	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	23,066,580	$246,528,995	17,429,503	$184,521,114
Reinvestment of distributions	990,630	10,649,277	102,604	1,056,636
Shares redeemed	(12,944,302)	(139,102,366)	(5,512,333)	(57,737,555)
	11,112,908	118,075,906	12,019,774	127,840,195
Class C Shares
Shares sold	3,066,128	32,425,445	5,166,378	54,040,279
Reinvestment of distributions	239,607	2,527,853	17,926	182,750
Shares redeemed	(1,515,614)	(16,084,381)	(496,783)	(5,125,277)
	1,790,121	18,868,917	4,687,521	49,097,752
Institutional Shares
Shares sold	76,101,937	810,055,173	16,030,100	170,752,611
Reinvestment of distributions	2,750,911	29,844,950	163,160	1,690,179
Shares redeemed	(18,950,133)	(205,790,147)	(4,982,193)	(52,902,048)
	59,902,715	634,109,976	11,211,067	119,540,742
Class IR Shares
Shares sold	3,003,084	32,320,290	5,504,950	58,313,544
Reinvestment of distributions	194,501	2,103,977	44,417	459,233
Shares redeemed	(3,144,552)	(33,808,081)	(2,254,617)	(23,750,476)
	53,033	616,186	3,294,750	35,022,301
Class R Shares
Reinvestment of distributions	37	390	2	25
	37	390	2	25
NET INCREASE	72,858,814	$771,671,375	31,213,114	$331,501,015

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,766,368	$15,967,330	4,252,645	$25,992,069
Reinvestment of distributions	412,850	2,497,983	553,990	3,079,674
Shares redeemed	(16,477,262)	(102,247,299)	(10,237,476)	(60,835,271)
	(13,298,044)	(83,781,986)	(5,430,841)	(31,763,528)
Class C Shares
Shares sold	33,219	204,080	52,468	307,947
Reinvestment of distributions	24,516	152,434	7,353	40,813
Shares redeemed	(108,751)	(651,388)	(158,429)	(948,476)
	(51,016)	(294,874)	(98,608)	(599,716)
Institutional Shares
Shares sold	19,750,248	120,346,975	8,785,204	52,014,860
Reinvestment of distributions	4,169,333	25,197,318	1,241,843	6,747,194
Shares redeemed	(11,778,209)	(68,386,842)	(10,581,170)	(60,846,315)
	12,141,372	77,157,451	(554,123)	(2,084,261)
Class IR Shares
Shares sold	297,996	1,930,375	1,873	10,846
Reinvestment of distributions	25,334	156,779	84	440
Shares redeemed	(7,483)	(48,087)	(313)	(1,763)
	315,847	2,039,067	1,644	9,523
NET DECREASE	(891,841)	$(4,880,342)	(6,081,928)	$(34,437,982)

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Managed Futures Strategy Fund

	For the Period Ended December 31, 2012(a)

	Shares	Dollars

Class A Shares
Shares sold	32,219	$328,063
Shares redeemed	(6,471)	(65,349)
	25,748	262,714
Class C Shares
Shares sold	33,564	346,489
Shares redeemed	(1,251)	(12,145)
	32,313	334,344
Institutional Shares
Shares sold	1,854,565	19,069,171
Shares redeemed	(21,969)	(229,725)
	1,832,596	18,839,446
Class IR Shares
Shares sold	38,809	408,705
	38,809	408,705
Class R Shares
Shares sold	1,000	10,006
	1,000	10,006
NET INCREASE	1,930,466	$19,855,215

(a)	Commenced operations on February 29, 2012.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2012			For the Fiscal Year Ended December 31, 2011

	Shares	Dollars		Shares	Dollars

Class A Shares
Shares sold	1,891,447	$27,800,256		3,003,379	$39,064,438
Shares converted from Class B(a)	4,855	71,384		14,161	181,970
Reinvestment of distributions	137,481	2,036,290		194,134	2,485,165
Shares redeemed	(10,326,818)	(155,753,033)		(3,742,167)	(48,757,830)
	(8,293,035)	(125,845,103)		(530,493)	(7,026,257)
Class B Shares
Shares sold	7,860	116,370		15,864	203,466
Shares converted to Class A(a)	(4,881)	(71,384)		(14,212)	(181,970)
Reinvestment of distributions	873	12,921		1,646	21,094
Shares redeemed	(48,270)	(718,398)		(100,433)	(1,290,476)
	(44,418)	(660,491)		(97,135)	(1,247,886)
Class C Shares
Shares sold	185,182	2,698,822		134,379	1,713,919
Reinvestment of distributions	5,953	86,752		6,963	87,428
Shares redeemed	(199,058)	(2,900,568)		(202,652)	(2,586,761)
	(7,923)	(114,994)		(61,310)	(785,414)
Institutional Shares
Shares sold	12,673,739	194,004,890		6,485,160	86,314,998
Reinvestment of distributions	335,081	5,069,012		529,993	6,873,591
Shares redeemed	(14,279,454)	(121,321,618)		(7,200,886)	(93,861,874)
Shares redeemed in connection with in-kind	(3,807,650)	(146,308,330	)(b)	—	—
	(5,078,284)	(68,556,046)		(185,733)	(673,285)
Service Shares
Shares sold	195,931	2,954,987		123,699	1,614,046
Reinvestment of distributions	1,459	21,841		1,992	25,732
Shares redeemed	(239,449)	(3,580,318)		(207,350)	(2,746,766)
	(42,059)	(603,490)		(81,659)	(1,106,988)
Class IR Shares
Shares sold	20,166	300,736		30,763	387,609
Reinvestment of distributions	625	9,312		325	4,066
Shares redeemed	(18,720)	(282,476)		(5,527)	(68,418)
	2,071	27,572		25,561	323,257
Class R Shares
Shares sold	32,162	484,083		18,880	248,104
Reinvestment of distributions	294	4,383		318	4,071
Shares redeemed	(16,837)	(244,696)		(20,021)	(252,801)
	15,619	243,770		(823)	(626)
NET DECREASE	(13,448,029)	$(195,508,782)		(931,592)	$(10,517,199)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Includes cash received in connection with in-kind redemption of $3,219,329.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Select Satellite Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Managed Futures Strategy Fund and Goldman Sachs Real Estate Securities Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for Goldman Sachs Commodity Strategy Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012, by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2013

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund				Dynamic Allocation Fund				International Real Estate Securities Fund				Managed Futures Strategy Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 7/1/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*	Beginning Account Value 7/1/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*	Beginning Account Value 7/1/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*	Beginning Account Value 7/1/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Month Ended 12/31/12*	Beginning Account Value 7/1/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*	Beginning Account Value 7/1/12	Ending Account Value 12/31/12		Expenses Paid for the 6 Months Ended 12/31/12*
Class A
Actual	$1,000	$1,018.40		$7.91	$1,000	$1,071.00		$4.79	$1,000	$1,046.30		$7.05	$1,000	$1,196.70		$8.45	$1,000.00	$1,115.20		$4.93	$1,000.00	$1,013.90		$7.34
Hypothetical 5% return	1,000	1,017.29	+	7.91	1,000	1,020.51	+	4.67	1,000	1,018.25	+	6.95	1,000	1,017.44	+	7.76	1,000.00	1,017.95	+	7.62	1,000.00	1,017.85	+	7.35
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,010.00		11.06
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,014.13	+	11.09
Class C
Actual	1,000	1,015.50		11.70	1,000	1,068.70		8.68	1,000	1,043.20		10.89	1,000	1,194.40		12.52	1,000.00	1,110.20		7.35	1,000.00	1,010.30		11.07
Hypothetical 5% return	1,000	1,013.52	+	11.69	1,000	1,016.74	+	8.47	1,000	1,014.48	+	10.74	1,000	1,013.72	+	11.49	1,000.00	1,014.43	+	11.36	1,000.00	1,014.13	+	11.09
Institutional
Actual	1,000	1,020.40		5.89	1,000	1,073.70		3.02	1,000	1,048.40		4.99	1,000	1,198.50		6.19	1,000.00	1,117.20		3.63	1,000.00	1,016.10		5.27
Hypothetical 5% return	1,000	1,019.30	+	5.89	1,000	1,022.22	+	2.95	1,000	1,020.26	+	4.93	1,000	1,019.51	+	5.69	1,000.00	1,019.96	+	5.62	1,000.00	1,019.91	+	5.28
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,013.00		7.79
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,017.39	+	7.81
Class IR
Actual	1,000	1,019.40		6.65	1,000	1,072.90		3.49	1,000	1,047.70		5.76	1,000	1,198.90		7.02	1,000.00	1,116.20		4.12	1,000.00	1,015.20		6.03
Hypothetical 5% return	1,000	1,018.55	+	6.65	1,000	1,021.77	+	3.40	1,000	1,019.51	+	5.69	1,000	1,018.75	+	6.44	1,000.00	1,019.15	+	6.37	1,000.00	1,019.15	+	6.04
Class R
Actual	1,000	1,017.50		9.18	1,000	1,017.60		6.09	1,000	1,045.50		8.33	N/A	N/A		N/A	1,000.00	1,114.30		5.74	1,000.00	1,012.80		8.55
Hypothetical 5% return	1,000	1,016.04	+	9.17	1,000	1,019.25	+	5.94	1,000	1,016.99	+	8.21	N/A	N/A		N/A	1,000.00	1,016.69	+	8.87	1,000.00	1,016.64	+	8.57

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Absolute Return Tracker	1.56%	N/A	2.31%	1.16%	N/A	1.31%	1.81%
Commodity Strategy	0.92	N/A	1.67	0.58	N/A	0.67	1.17
Dynamic Allocation	1.37	N/A	2.12	0.97	N/A	1.12	1.62
International Real Estate Securities	1.53	N/A	2.27	1.12	N/A	1.27	N/A
Managed Futures Strategy	1.43	N/A	2.13	1.03	N/A	1.19	1.68
Real Estate Securities	1.45	2.19%	2.19	1.04	1.54%	1.19	1.69

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	111	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	110	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	111	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2007-Present). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	110	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2012, the Trust consisted of 96 portfolios (80 of which offered shares to the public). Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012	Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006). Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).
Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Goldman Sachs Trust — Select Satellite Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2012, 3.13% and 1.34% of the dividends paid from net investment company taxable income by the Dynamic Allocation and Real Estate Securities Funds, respectively, qualified for the dividends received deduction available to corporations.

For the 2012 tax year, the International Real Estate Securities Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Real Estate Securities Fund from sources within foreign countries and possessions of the United States was $0.1620 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year from foreign sources was 97.47%. The total amount of foreign taxes paid by the Fund was $0.0296 per share.

For the fiscal year ended December 31, 2012, 4.05%, 10.12%, and 2.76% of the dividends paid from net investment company taxable income by the Dynamic Allocation, International Real Estate Securities, and Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Absolute Return Tracker and Dynamic Allocation Funds, respectively, designate $7,303,949 and $7,791,548, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2012.

During the fiscal year ended December 31, 2012, the Dynamic Allocation Fund designates $36,283,720 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $742.4 billion in assets under management as of December 31, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International4

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 93112.MF.MED.TMPL/2/2013 SELSATAR13/122.5K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,149,180	$3,335,592	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$36,000	Other attest services.

Tax Fees:

• PwC	$726,025	$770,411	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $726,025 and $806,411 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2012. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 22, 2013

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	February 22, 2013